UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2011

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	6

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	7

Investment Process — Global Structured Tax-Managed	19

Portfolio Management Discussions and Performance Summaries — Structured Tax Managed Funds	20

Schedules of Investments	32

Financial Statements	54

Financial Highlights	58

Notes to the Financial Statements	66

Report of Independent Registered Public Accounting Firm	84

Other Information	85

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs Structured Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged Equity Funds

Market Review

U.S. equities posted a small gain and international equities declined during the 12 months ended December 31, 2011 (the “Reporting Period”).

U.S. stocks, as represented by the Standard & Poor’s® 500 Index (“S&P 500 Index”), started 2011 with the best first quarter in more than a decade, reflecting optimism that the U.S. economy was improving. The S&P 500 Index also rose significantly in the fourth quarter. However, a modest drop during the second quarter and a sharp decline in the third quarter mostly offset these gains. International equities, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (“MSCI EAFE Index”), advanced during the first, second and fourth quarters, but experienced a steep decline in the third quarter as the European sovereign debt crisis worsened and the global economy appeared at risk.

Despite some mixed economic indicators in March and April, U.S. equity performance was strong during the early months of 2011, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally robust, a number of companies cautioned that the global economic outlook was still unclear. U.S. stocks also benefitted from investors shifting assets toward developed markets in response to high inflation and geopolitical unrest in many emerging markets countries. The benchmark Brent Crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East.

Investor enthusiasm began to wane during March as the European sovereign debt crisis once again took a turn for the worse following an inconclusive Eurozone summit, a further downgrade of Portugal’s debt by Standard & Poor’s to BBB− and news that Greece had failed to meet its deficit targets. In addition, the Japanese equity market suffered a sharp decline during March following a devastating earthquake and tsunami that caused a nuclear power crisis in the country. Japanese production suffered its biggest fall in March since records began to be kept in 1953, and global supply chains were heavily disrupted. The Bank of Japan reduced its growth forecast for the fiscal year by a percentage point to 0.6% in response to weaker economic data. The benchmark Brent Crude oil price peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing.

Increasing concern over the economy and sovereign debt dominated U.S. and international equity performance during a volatile third quarter. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA to AA+ for the first time in history, sending a shock through the financial markets. Toward the end of September, equity markets were further shaken by the Federal Reserve Board’s (the “Fed’s”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed heavily on global equity markets during the period.

MARKET REVIEW

U.S. and international equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and better prospects for the global economy. An agreement was reached, but on October 31st, the Greek Prime Minister shocked other European leaders and the financial markets by calling for a referendum on the proposal, which could threaten the agreement. As a result, European equities retreated in November. Concern for the fate of the European Monetary Union intensified during November as the Greek and Italian governments were replaced by technocrats, credit conditions tightened for banks, yields on Italian and Spanish government debt hovered near unsustainable levels and Germany had a surprisingly disappointing bond auction. Japanese equities were also weak late in the Reporting Period because of production disruptions as a result of the floods in Thailand and a corporate scandal. Asia ex-Japan equities also retreated late in the year, partially as a result of weakening currencies versus the dollar. Meanwhile, it was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by higher levels of consumer spending and business investment spending than expected, while many companies reported good earnings results.

U.S. Equity Markets

The Russell 3000® Index, which is a measure of the broad equity markets, was up 1.03% during the Reporting Period, compared to the S&P 500 Index, which appreciated 2.11%. Seven of the 10 sectors in the S&P 500 Index were up, with utilities (+20.07%) and consumer staples (+13.74%) gaining the most ground. The consumer staples sector was also the largest contributor (measured by weight times total return) to S&P 500 Index returns.

The Russell 1000® Growth Index rose 2.64% during the Reporting Period, outperforming the Russell 1000® Value Index, which was up 0.39%. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, while the Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. Growth stocks outperformed value stocks, largely because of the financial sector’s relatively smaller weighting within the Russell 1000 Growth Index, which performed poorly during the Reporting Period. Small-cap stocks underperformed large-cap stocks, with the Russell 2000® Index, a measure of small-cap stocks, down 4.18%. Large-cap information technology stocks performed better than their small-cap counterparts during the Reporting Period.

International Equity Markets

The MSCI EAFE Index declined 12.14% (USD, net) during the Reporting Period. Twenty-one of the 22 countries in the MSCI EAFE Index were down, with Greece (-62.99%) and Austria (-35.73%) posting the largest absolute losses. In terms of its weighting in the MSCI EAFE Index, Japan (-14.23%) was the largest detractor.

Seven of the 10 sectors in the MSCI EAFE Index posted negative results for the Reporting Period, with materials (-22.68%) and financials (-21.57%) losing the most ground. The top-weighted financials sector was also the largest detractor (measured by weight times total return).

MARKET REVIEW

Looking Ahead

In the coming months, we expect less expensive stocks to outpace more expensive stocks. In addition, we believe stocks with good momentum should outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. We anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Funds look to generate an attractive after-tax cash flow.

Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

Changes Made to the Team’s Management During the Reporting Period

Katinka Domotorffy, chief investment officer (“CIO”) and head of the Quantitative Investment Strategies (QIS) team, retired at the end of 2011. Armen Avanessians has joined the firm as the head of QIS. Ron Hua joined QIS as a partner to serve as the CIO of QIS Equity Alpha Strategies.

[1]	A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2012.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 4.90%, 4.03%, 5.31% and 5.05%, respectively. These returns compare to the 2.11% annualized total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same period. The Barclays Capital U.S. Aggregate Bond Index returned 7.84%. Maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Capital U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500 Index contributed positively overall to the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

As mentioned in the Market Review, the equity market posted positive returns during the Reporting Period, and seven of the 10 sectors of the S&P 500 Index were up. In this environment, the Fund benefited from our stock picks in the information technology, energy, health care, consumer discretionary, financials, consumer staples and industrials sectors. Stock selection in the telecommunication services and materials sectors detracted from relative performance. Our security selection within the utilities sector did not have a meaningful impact on results.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period for certain of the Fund’s options positions, however, our call writing overall contributed positively to performance.

In general, we targeted 4% in annual premiums. We wrote call options covering about 30% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 94% of the realized volatility of the S&P 500 Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 2.90% compared to 2.10% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions relative to the S&P 500 Index in oil producer Chevron, pharmaceutical company Eli Lilly and tax preparation company H&R Block.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	An underweighted position compared to the S&P 500 Index in tobacco company Philip Morris International detracted from relative performance. The Fund’s returns were also hampered by overweighted positions in financial services giant Bank of America and mining company Southern Copper.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund
as of December 31, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return		Barclays Capital U.S.
December 31, 2011	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	4.90%	2.11%	7.84%
Class C	4.03	2.11	7.84
Institutional	5.31	2.11	7.84
Class IR	5.05	2.11	7.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/11	One Year	Five Years	Since Inception	Inception Date

Class A	-0.91%	-0.33%	2.23%	8/31/05
Class C	2.99	0.02	2.35	8/31/05
Institutional	5.31	1.19	3.54	8/31/05
Class IR	5.05	N/A	17.08	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.27%
Class C	2.00	2.02
Institutional	0.85	0.87
Class IR	1.00	1.02

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/11[6]

			Since Inception
Class A Shares	One Year	Five Years	(8/31/05)

Returns before taxes*	-0.91%	-0.33%	2.23%
Returns after taxes on distributions**	-1.59	-0.90	1.60
Returns after taxes on distributions*** and sale of Fund shares	0.31	-0.31	1.87

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/11[7]

Holding	% of Net Assets	Line of Business

Apple, Inc.	3.1%	Technology Hardware & Equipment
Exxon Mobil Corp.	3.0	Energy
Microsoft Corp.	2.1	Software & Services
Pfizer, Inc.	2.1	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	2.0	Capital Goods
Chevron Corp.	1.9	Energy
Merck & Co., Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
ConocoPhillips	1.8	Energy
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	1.6	Telecommunication Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of December 31, 2011

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	4.90%	0.81%	3.14%
Including sales charges	-0.91%	-0.33%	2.23%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	4.03%	0.02%	2.35%
Including contingent deferred sales charges	2.99%	0.02%	2.35%

Institutional (Commenced August 31, 2005)	5.31%	1.19%	3.54%

Class IR (Commenced August 31, 2010)	5.05%	n/a	17.08%

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -12.44%, -13.06%, -11.99% and -12.01%, respectively. These returns compare to the -12.14% annualized total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested). The Barclays Capital Global Aggregate Bond Index returned 5.73%. Maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Capital Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from the Fund’s relative performance. Our stock picks in consumer discretionary, information technology, industrials, utilities and telecommunication services dampened results versus the MSCI EAFE Index. Contributing to relative performance was stock selection in the financials, consumer staples, health care, energy and materials sectors.

The sale of call options contributed to the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index, as call options are exercised and we pay the purchaser the increase in value. The Fund’s call writing contributed to performance during the Reporting Period as global stock indices declined.

In general, we targeted 4% in annual premiums. We wrote call options covering about 30% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been approximately 96% of the realized daily volatility of the MSCI EAFE Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.30% compared to 3.70% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions relative to the MSCI EAFE Index in GlaxoSmithKline, a U.K. pharmaceutical company; Roche Holdings, a Swiss global health care company; and Unilever, a British-Dutch consumer goods company.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Detracting from relative performance were overweighted positions in Finmeccanica, an Italian industrial conglomerate; Ricoh, a Japan-based producer of office equipment; and RWE, a German electric, gas and water utility.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund
as of December 31, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return	MSCI EAFE (Net) Index	Barclays Capital Global
December 31, 2011	(based on NAV)[1]	(unhedged)[2]	Aggregate Bond Index[3]

Class A	-12.44%	-12.14%	5.73%
Class C	-13.06	-12.14	5.73
Institutional	-11.99	-12.14	5.73
Class IR	-12.01	-12.14	5.73

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays Capital Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-17.30%	-7.56%	1/31/08
Class C	-13.93	-7.21	1/31/08
Institutional	-11.99	-6.15	1/31/08
Class IR	-12.01	1.63	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.45%
Class C	2.05	2.20
Institutional	0.90	1.05
Class IR	1.05	1.20

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/11[6]

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	-17.30%	-7.56%
Returns after taxes on distributions**	-18.07	-7.89
Returns after taxes on distributions*** and sale of Fund shares	-9.66	-6.04

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/11[7]

Company	% of Net Assets	Line of Business

Nestle SA (Registered)	4.1%	Food, Beverage & Tobacco
Roche Holding AG	4.0	Pharmaceuticals, Biotechnology & Life Sciences
Total SA	3.7	Energy
GlaxoSmithKline PLC ADR	2.8	Pharmaceuticals, Biotechnology & Life Sciences
Banco Santander SA	2.3	Banks
Vodafone Group PLC ADR	2.2	Telecommunication Services
Ricoh Co. Ltd.	2.2	Technology Hardware & Equipment
Sumitomo Mitsui Financial Group, Inc.	2.0	Banks
J Sainsbury PLC	1.7	Food & Staples Retailing
Mizuho Financial Group, Inc.	1.7	Banks

[7]	The top 10 holdings may not be representative of the Fund’s current or future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of December 31, 2011

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the MSCI EAFE Index (net of withholding taxes, unhedged) and the Barclays Capital Global Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	–12.44%	–6.22%
Including sales charges	–17.30%	–7.56%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	–13.06%	–7.21%
Including contingent deferred sales charges	–13.93%	–7.21%

Institutional (Commenced January 31, 2008)	–11.99%	–6.15%

Class IR (Commenced August 31, 2010)	–12.01%	1.63%

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global
Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management
Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful
Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor. Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 3.02%, 2.18%, 2.22%, 3.43%, 2.92% and 3.35%, respectively. These returns compare to the 1.03% annualized total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund outperformed the Index during the Reporting Period with the Profitability investment theme contributing the most to relative returns. Profitability assesses whether a company is earning more than its cost of capital. Momentum and Management also enhanced the Fund’s relative performance. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Management assesses a company’s management strategy and behavior.

Our Quality, Valuation and Sentiment themes detracted from relative results. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection contributed positively to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Security selection in the financials, health and consumer discretionary sectors added to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in tobacco company Lorillard and pharmaceutical maker Biogen Idec. An underweight in financial services company Bank of America was also advantageous.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Our stock picks in the materials, information technology and energy sectors detracted from relative results. The Fund’s relative returns were dampened by overweighted positions in agricultural fertilizer manufacturer CF Industries and engineered polymers producer Kraton Performance Polymers. An underweight in technology and software maker Apple also hindered relative performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, the Fund was modestly overweight relative to the Index in the consumer staples and utilities sectors at the end of the Reporting Period. It was underweight industrials, consumer discretionary, telecommunication services and materials. Compared to the Index, the Fund was neutral in the financials, information technology, health care and energy sectors at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund
as of December 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
January 1, 2011–December 31, 2011	(based on NAV)[1]	Russell 3000 Index[2]

Class A	3.02%	1.03%
Class B	2.18	1.03
Class C	2.22	1.03
Institutional	3.43	1.03
Service	2.92	1.03
Class IR	3.35	1.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.68%	-3.41%	2.31%	-0.01%	4/3/00
Class B	-2.83	-3.46	2.25	-0.05	4/3/00
Class C	1.22	-3.05	2.13	-0.29	4/3/00
Institutional	3.43	-1.91	3.32	0.88	4/3/00
Service	2.92	-2.41	2.79	0.38	4/3/00
Class IR	3.35	N/A	N/A	19.06	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.09%	1.25%
Class B	1.84	2.00
Class C	1.84	2.00
Institutional	0.69	0.85
Service	1.19	1.35
Class IR	0.84	1.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/11[5]

				Since Inception
Class A Shares	One Year	Five Years	Ten Years	(4/3/00)

Returns before taxes*	-2.68%	-3.41%	2.31%	-0.01%
Returns after taxes on distributions**	-2.80	-3.53	2.23	-0.09
Returns after taxes on distributions*** and sale of Fund shares	-1.58	-2.86	1.99	-0.02

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/11[6]

Holding	% of Net Assets	Line of Business

Lorillard, Inc.	4.0%	Food, Beverage & Tobacco
ConocoPhillips	3.1	Energy
Berkshire Hathaway, Inc. Class B	3.0	Insurance
Simon Property Group, Inc. (REIT)	3.0	Real Estate
Apple, Inc.	2.7	Technology Hardware & Equipment
Microsoft Corp.	2.5	Software & Services
Eli Lilly & Co.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Valero Energy Corp.	2.3	Energy
AT&T, Inc.	2.0	Telecommunication Services
CF Industries Holdings, Inc.	1.9	Materials

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of December 31, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of December 31, 2011. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	3.02%	-2.31%	2.89%	0.47%
Including sales charges	-2.68%	-3.41%	2.31%	-0.01%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	2.18%	-3.07%	2.25%	-0.05%
Including contingent deferred sales charges	-2.83%	-3.46%	2.25%	-0.05%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	2.22%	-3.05%	2.13%	-0.29%
Including contingent deferred sales charges	1.22%	-3.05%	2.13%	-0.29%

Institutional (Commenced April 3, 2000)	3.43%	-1.91%	3.32%	0.88%

Service Class (Commenced April 3, 2000)	2.92%	-2.41%	2.79%	0.38%

Class IR (Commenced August 31, 2010)	3.35%	n/a	n/a	19.06%

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -13.33%, -13.88%, -12.92% and -13.11%, respectively. These returns compare to the -12.14% annualized total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund underperformed the Index during the Reporting Period with our Valuation and Quality themes detracting the most. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Our Profitability, Momentum, Management and Sentiment themes contributed positively to the Fund’s relative performance. Profitability assesses whether a company is earning more than its cost of capital. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Management assesses a company’s management strategy and behavior. The Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection enhanced the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Security selection in the financials, utilities and energy sectors added to relative results. The Fund benefited from overweighted positions in Drax Group, a British electrical power generation company; Nippon Telegraph and Telephone, a Japanese telecommunications firm; and Daito Trust Construction, which designs and builds commercial properties in Japan.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Our investments in the consumer discretionary, consumer staples and health care sectors slowed relative performance. The Fund was hampered by an overweight in TUI Group, a German travel company. Also detracting were underweighted positions in British American Tobacco, a global tobacco company headquartered in London, and in GlaxoSmithKline, a U.K. pharmaceutical company.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the first quarter of 2011, we implemented two major enhancements to our Japan, Europe and United Kingdom stock selection models and process. First, we made an improvement to our quantitative portfolio construction methodology that we believe can enable us to tailor trading to reflect the diverse spectrum of factor speeds. In our opinion, the selection of appropriate implementation speeds for each factor can potentially improve portfolio performance. Therefore, and as a result of this enhancement, we expect exposures to virtually all factors to improve. Second, we enhanced the diversification of our factor set by adding new factors across our investment themes. These factors tend to overweight stocks with four general features: strong and stable growth prospects; lower risk of financial distress; inexpensive; and attractive buyout opportunities.

There were no material changes or enhancements to our quantitative model during the second and third quarters of 2011. In the fourth quarter, we implemented an enhancement to our Europe stock selection model. We introduced timing considerations for our price momentum factor, through which we seek to capture information about price momentum in the markets. Our research finds that timing of price momentum can improve the risk-adjusted returns of our Europe momentum strategy and can significantly mitigate drawdown risk.

We believe these enhancements will add value to our process over different parts of an economic cycle and will also allow us to incorporate tactical elements across and within sectors over time.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on sector or country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocation. At the end of the Reporting Period, the Fund was overweight the energy and utilities sectors relative to the Index. It was underweight industrials, materials and consumer discretionary. It was rather neutral compared to the Index in the financials, consumer staples, health care, telecommunications services and information technology sectors.

It was neutrally weighted relative to all 22 countries in the Index — Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

FUND BASICS

Structured International Tax-Managed Equity Fund
as of December 31, 2011

(GRAPHIC)

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (net) Index
January 1, 2011–December 31, 2011	(based on NAV)[1]	(unhedged)[2]

Class A	-13.33%	-12.14%
Class C	-13.88	-12.14
Institutional	-12.92	-12.14
Class IR	-13.11	-12.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-18.10%	-9.06%	1/31/08
Class C	-14.74	-8.40	1/31/08
Institutional	-12.92	-7.37	1/31/08
Class IR	-13.11	2.02	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.56%
Class C	2.01	2.31
Institutional	0.86	1.16
Class IR	1.01	1.31

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/11[5]

Class A Shares	One Year	Since Inception (1/31/08)

Returns before taxes*	-18.10%	-9.06%
Returns after taxes on distributions**	-18.26	-9.28
Returns after taxes on distributions***	-11.10	-7.45
and sale of Fund shares

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/11[6]

	% of Total
Holding	Net Assets	Line of Business

BP PLC ADR	3.4%	Energy
AstraZeneca PLC	2.4	Pharmaceuticals, Biotechnology & Life Sciences
Total SA	2.3	Energy
Nestle SA (Registered)	2.3	Food, Beverage & Tobacco
E.ON AG	2.0	Utilities
Westpac Banking Corp.	1.7	Banks
Koninklijke DSM NV	1.7	Materials
Vodafone Group PLC ADR	1.7	Telecommunication Services
Vivendi SA	1.6	Telecommunication Services
J Sainsbury PLC	1.5	Food & Staples Retailing

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of December 31, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.8% of the Fund’s net assets as of December 31, 2011. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (net of withholding taxes, unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	-13.33%	-7.75%
Including sales charges	-18.10%	-9.06%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-13.88%	-8.40%
Including contingent deferred sales charges	-14.74%	-8.40%

Institutional (Commenced January 31, 2008)	-12.92%	-7.37%

Class IR (Commenced August 31, 2010)	-13.11%	2.02%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 91.4%
Automobiles & Components – 0.7%
28,300	Autoliv, Inc.	$1,513,767
160,600	Ford Motor Co.*	1,728,056
78,500	Johnson Controls, Inc.	2,453,910

		5,695,733

Banks – 2.5%
32,000	Bank of Hawaii Corp.	1,423,680
4,800	Cullen/Frost Bankers, Inc.	253,976
31,400	M&T Bank Corp.	2,397,076
102,800	New York Community Bancorp, Inc.	1,271,636
448,039	Valley National Bancorp	5,542,242
319,600	Wells Fargo & Co.	8,808,176

		19,696,786

Capital Goods – 7.5%
7,200	Armstrong World Industries, Inc.*	315,864
57,600	Caterpillar, Inc.	5,218,560
21,800	Cummins, Inc.	1,918,836
31,200	Deere & Co.	2,413,320
122,200	Eaton Corp.	5,319,366
108,200	Emerson Electric Co.	5,041,038
867,750	General Electric Co.(a)	15,541,402
20,800	Harsco Corp.	428,064
19,700	Honeywell International, Inc.	1,070,695
31,400	Illinois Tool Works, Inc.	1,466,694
59,300	Lockheed Martin Corp.	4,797,370
55,500	Northrop Grumman Corp.	3,245,640
127,100	Raytheon Co.	6,149,098
43,500	The Boeing Co.	3,190,725
18,900	The Manitowoc Co., Inc.	173,691
6,500	Timken Co.	251,615
26,400	United Technologies Corp.	1,929,576

		58,471,554

Commercial & Professional Services – 1.4%
326,700	Pitney Bowes, Inc.	6,057,018
315,000	R.R. Donnelley & Sons Co.	4,545,450

		10,602,468

Consumer Durables & Apparel – 1.2%
29,500	Coach, Inc.	1,800,680
3,400	Deckers Outdoor Corp.*	256,938
4,600	Fossil, Inc.*	365,056
9,500	Garmin Ltd.	378,195
97,900	Leggett & Platt, Inc.	2,255,616
13,100	Lululemon Athletica, Inc.*	611,246
31,400	Mattel, Inc.	871,664
5,800	Under Armour, Inc. Class A*	416,382
18,700	VF Corp.	2,374,713

		9,330,490

Consumer Services – 1.0%
111,800	Carnival Corp.	3,649,152
205,500	H&R Block, Inc.	3,355,815
15,000	Las Vegas Sands Corp.*	640,950

		7,645,917

Diversified Financials – 4.7%
83,100	American Express Co.	3,919,827
705,081	Bank of America Corp.(b)	3,920,251
37,000	BlackRock, Inc.	6,594,880
160,830	Citigroup, Inc.	4,231,437
19,700	Eaton Vance Corp.	465,708
30,300	Green Dot Corp. Class A*	945,966
15,700	Greenhill & Co., Inc.	571,009
326,700	JPMorgan Chase & Co.	10,862,775
119,800	Morgan Stanley	1,812,574
116,700	The Bank of New York Mellon Corp.	2,323,497
41,800	Waddell & Reed Financial, Inc. Class A	1,035,386

		36,683,310

Energy – 11.3%
18,100	Anadarko Petroleum Corp.	1,381,573
52,000	Arch Coal, Inc.	754,520
46,200	Baker Hughes, Inc.	2,247,168
104,200	Chesapeake Energy Corp.	2,322,618
142,200	Chevron Corp.	15,130,080
186,800	ConocoPhillips	13,612,116
34,700	Diamond Offshore Drilling, Inc.	1,917,522
273,900	Exxon Mobil Corp.(a)	23,215,764
131,600	Halliburton Co.	4,541,516
38,800	HollyFrontier Corp.	907,920
62,400	Marathon Oil Corp.	1,826,448
69,000	Occidental Petroleum Corp.	6,465,300
39,700	SandRidge Energy, Inc.*	323,952
88,800	Schlumberger Ltd.	6,065,928
2,200	SEACOR Holdings, Inc.*	195,712
12,300	Teekay Corp.	328,779
208,900	The Williams Companies, Inc.	6,897,878

		88,134,794

Food & Staples Retailing – 1.7%
210,700	Sysco Corp.	6,179,831
73,700	Walgreen Co.	2,436,522
71,100	Wal-Mart Stores, Inc.	4,248,936

		12,865,289

Food, Beverage & Tobacco – 6.2%
383,100	Altria Group, Inc.	11,358,915
157,900	ConAgra Foods, Inc.	4,168,560
116,000	H.J. Heinz Co.	6,268,640
47,700	Kellogg Co.	2,412,189
126,000	PepsiCo, Inc.	8,360,100
20,900	Philip Morris International, Inc.	1,640,232
51,600	Reynolds American, Inc.	2,137,272
166,500	The Coca-Cola Co.	11,650,005

		47,995,913

Health Care Equipment & Services – 2.3%
64,900	Aetna, Inc.	2,738,131
72,400	Baxter International, Inc.	3,582,352
190,400	Medtronic, Inc.	7,282,800
88,700	UnitedHealth Group, Inc.	4,495,316

		18,098,599

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Household & Personal Products – 2.0%
72,400	Avon Products, Inc.	$1,264,828
31,100	Colgate-Palmolive Co.	2,873,329
52,400	Kimberly-Clark Corp.	3,854,544
113,400	The Procter & Gamble Co.(a)	7,564,914

		15,557,615

Insurance – 3.3%
58,000	Aflac, Inc.	2,509,080
18,800	Arthur J. Gallagher & Co.	628,672
18,400	Berkshire Hathaway, Inc. Class B*	1,403,920
251,200	Cincinnati Financial Corp.	7,651,552
75,400	Mercury General Corp.	3,439,748
117,900	MetLife, Inc.	3,676,122
403,800	Old Republic International Corp.	3,743,226
28,600	Protective Life Corp.	645,216
32,400	Prudential Financial, Inc.	1,623,888

		25,321,424

Materials – 4.2%
172,000	E.I. du Pont de Nemours & Co.	7,874,160
128,100	Freeport-McMoRan Copper & Gold, Inc.	4,712,799
65,400	Huntsman Corp.	654,000
207,600	International Paper Co.	6,144,960
11,000	Kronos Worldwide, Inc.	198,440
15,800	LyondellBasell Industries NV Class A	513,342
28,400	Newmont Mining Corp.	1,704,284
185,800	Southern Copper Corp.	5,607,444
169,600	The Dow Chemical Co.	4,877,696

		32,287,125

Media – 3.4%
78,200	CBS Corp. Class B	2,122,348
154,200	Comcast Corp. Class A	3,656,082
12,100	Comcast Corp. Special A Shares	285,076
153,000	News Corp. Class A	2,729,520
347,700	Regal Entertainment Group Class A	4,151,538
139,100	The Walt Disney Co.	5,216,250
109,000	Thomson Reuters Corp.	2,907,030
42,300	Time Warner Cable, Inc.	2,689,011
74,701	Time Warner, Inc.	2,699,694

		26,456,549

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
85,000	Abbott Laboratories	4,779,550
123,200	Bristol-Myers Squibb Co.	4,341,568
230,200	Eli Lilly & Co.	9,567,112
200,300	Johnson & Johnson	13,135,674
362,950	Merck & Co., Inc.	13,683,215
750,400	Pfizer, Inc.(a)(b)	16,238,656

		61,745,775

Real Estate – 1.5%
11,200	BRE Properties, Inc. (REIT)	565,376
9,500	Camden Property Trust (REIT)	591,296
17,600	DDR Corp. (REIT)	214,192
2,200	Essex Property Trust, Inc. (REIT)	309,122
181,101	Host Hotels & Resorts, Inc. (REIT)	2,674,862
11,200	Mack-Cali Realty Corp. (REIT)	298,928
84,627	ProLogis, Inc. (REIT)	2,419,486
8,100	Rayonier, Inc. (REIT)	361,503
11,700	Senior Housing Properties Trust (REIT)	262,548
10,600	SL Green Realty Corp. (REIT)	706,384
13,200	Taubman Centers, Inc. (REIT)	819,720
21,602	The Macerich Co. (REIT)	1,093,061
60,500	UDR, Inc. (REIT)	1,518,550

		11,835,028

Retailing – 3.2%
27,300	Amazon.com, Inc.*	4,725,630
74,600	American Eagle Outfitters, Inc.	1,140,634
28,300	DSW, Inc. Class A	1,251,143
16,200	Genuine Parts Co.	991,440
183,900	Limited Brands, Inc.	7,420,365
226,900	The Home Depot, Inc.(a)	9,538,876

		25,068,088

Semiconductors & Semiconductor Equipment – 3.0%
180,400	Applied Materials, Inc.	1,932,084
444,300	Intel Corp.(a)	10,774,275
25,900	Intersil Corp. Class A	270,396
117,100	Linear Technology Corp.	3,516,513
119,700	Maxim Integrated Products, Inc.	3,116,988
62,000	Microchip Technology, Inc.	2,271,060
41,200	Texas Instruments, Inc.	1,199,332

		23,080,648

Software & Services – 7.8%
27,500	Accenture PLC Class A	1,463,825
131,500	Automatic Data Processing, Inc.	7,102,315
65,100	eBay, Inc.*	1,974,483
12,200	Google, Inc. Class A*	7,879,980
56,600	International Business Machines Corp.	10,407,608
631,850	Microsoft Corp.	16,402,826
220,900	Oracle Corp.	5,666,085
244,700	Paychex, Inc.	7,367,917
14,400	Salesforce.com, Inc.*	1,461,024
9,000	VMware, Inc. Class A*	748,710

		60,474,773

Technology Hardware & Equipment – 6.2%
20,000	Acme Packet, Inc.*	618,200
58,800	Apple, Inc.*	23,814,000
336,500	Cisco Systems, Inc.	6,083,920
37,300	Diebold, Inc.	1,121,611
157,700	Hewlett-Packard Co.	4,062,352
160,100	Molex, Inc. Class A	3,166,778
157,200	QUALCOMM, Inc.	8,598,840
65,800	Seagate Technology PLC	1,079,120

		48,544,821

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 3.8%
413,028	AT&T, Inc.(a)	$12,489,967
223,700	CenturyLink, Inc.	8,321,640
974,001	Frontier Communications Corp.	5,016,105
10,900	NII Holdings, Inc.*	232,170
286,300	Windstream Corp.	3,361,162

		29,421,044

Transportation – 1.5%
23,400	Union Pacific Corp.	2,478,996
124,400	United Parcel Service, Inc. Class B	9,104,836

		11,583,832

Utilities – 3.1%
64,000	American Electric Power Co., Inc.	2,643,840
281,900	Duke Energy Corp.	6,201,800
123,200	Exelon Corp.	5,343,184
113,900	FirstEnergy Corp.	5,045,770
15,900	National Fuel Gas Co.	883,722
131,200	PPL Corp.	3,859,904

		23,978,220

TOTAL INVESTMENTS – 91.4%
(Cost $745,398,167)		$710,575,795

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.6%		66,918,639

NET ASSETS – 100.0%		$777,494,434

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	941	March 2012	$58,934,830	$1,154,166

WRITTEN OPTIONS CONTRACTS — At December 31, 2011, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

S&P 500 Index (Premiums Received $7,640,083)	1,250	1,837	March 2012	$(9,919,800)

For the year ended December 31, 2011, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2010	1,319	$4,786,651

Contracts written	6,398	21,847,147
Contracts expired	(3,451)	(11,533,074)
Contracts bought to close	(2,429)	(7,460,641)

Contracts Outstanding December 31, 2011	1,837	$7,640,083

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 100.2%
Australia – 8.9%
333,682	Alumina Ltd. (Materials)	$382,019
60,715	BHP Billiton Ltd. (Materials)	2,143,157
828,026	BlueScope Steel Ltd. (Materials)	341,564
31,863	Boral Ltd. (Materials)	117,000
37,484	Brambles Ltd. (Commercial & Professional Services)	273,681
88,500	Echo Entertainment Group Ltd. (Consumer Services)*	324,512
106,710	Fairfax Media Ltd. (Media)	78,611
424,830	GPT Group (REIT)	1,331,534
15,823	Lend Lease Group Ltd. (Real Estate)	115,872
1,510,012	OneSteel Ltd. (Materials)	1,079,629
31,551	Origin Energy Ltd. (Energy)	430,248
269,898	QBE Insurance Group Ltd. (Insurance)	3,571,936
31,333	Rio Tinto Ltd. (Materials)	1,931,654
138,674	Sonic Healthcare Ltd. (Health Care Equipment & Services)	1,598,391
1,615,041	SP AusNet (Utilities)	1,549,851
131,935	TABCORP Holdings Ltd. (Consumer Services)	367,507
299,184	Tatts Group Ltd. (Consumer Services)	745,781
589,617	Telstra Corp. Ltd. (Telecommunication Services)	2,005,301
188,231	Toll Holdings Ltd. (Transportation)	810,487
4,574	Wesfarmers Ltd. (Food & Staples Retailing)	137,786
3,610	Wesfarmers Ltd. (Price Protected Shares) (Food & Staples Retailing)	109,566
221,789	Westpac Banking Corp. (Banks)	4,527,653
61,982	Woodside Petroleum Ltd. (Energy)	1,940,228

		25,913,968

Austria – 0.1%
37,853	Telekom Austria AG (Telecommunication Services)	452,849

Belgium – 0.9%
1,332	Bekaert SA (Capital Goods)	42,536
26,260	Belgacom SA (Telecommunication Services)	821,663
7,851	Delhaize Group SA (Food & Staples Retailing)	440,073
2,621	Mobistar SA (Telecommunication Services)	136,825
5,959	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	249,999
19,860	Umicore SA (Materials)(a)	815,689

		2,506,785

China – 0.0%
94,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	65,790

Denmark – 0.2%
12	A.P. Moller – Maersk A/S Class B (Transportation)	78,932
8,184	Carlsberg A/S Class B (Food, Beverage & Tobacco)	576,265
7,149	Vestas Wind Systems A/S (Capital Goods)*	76,888

		732,085

Finland – 1.0%
311,085	Nokia Oyj (Technology Hardware & Equipment)	1,499,685
60,211	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,169,919
21,135	Rautaruukki Oyj (Materials)(a)	193,565

		2,863,169

France – 9.1%
28,713	Alstom SA (Capital Goods)	867,416
100,638	AXA SA (Insurance)	1,300,868
6,795	BNP Paribas SA (Banks)	264,593
12,294	Cap Gemini SA (Software & Services)	382,223
87,006	Carrefour SA (Food & Staples Retailing)	1,979,541
7,955	Compagnie de Saint-Gobain SA (Capital Goods)	304,086
109,040	Credit Agricole SA (Banks)	610,927
209,563	France Telecom SA (Telecommunication Services)(a)	3,280,006
2,445	Klepierre (REIT)	69,470
37,680	Lafarge SA (Materials)	1,319,073
185,261	Natixis (Banks)	462,934
15,534	Neopost SA (Technology Hardware & Equipment)(a)	1,044,642
11,212	Peugeot SA (Automobiles & Components)	174,664
754	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(a)	55,116
13,462	Schneider Electric SA (Capital Goods)	703,812
12,440	Societe Generale SA (Banks)	274,621
209,162	Total SA (Energy)(a)	10,673,094
734	Vallourec SA (Capital Goods)	47,414
118,925	Vivendi SA (Telecommunication Services)(a)	2,596,076

		26,410,576

Germany – 8.5%
46,465	BASF SE (Materials)	3,234,818
11,176	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	713,738
174,782	Celesio AG (Health Care Equipment & Services)	2,764,692
99,478	Daimler AG (Registered) (Automobiles & Components)	4,357,984
184,773	Deutsche Post AG (Registered) (Transportation)	2,840,744

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

124,442	Deutsche Telekom AG (Registered) (Telecommunication Services)	$1,427,460
38,032	E.ON AG (Utilities)	819,595
1,911	Hannover Rueckversicherung AG (Registered) (Insurance)	94,691
33,699	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	253,097
3,649	MAN SE (Capital Goods)	324,119
7,447	Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Insurance)	912,576
137,126	RWE AG (Utilities)	4,813,587
14,294	RWE AG Preference Shares (Utilities)(a)	470,258
10,612	Siemens AG (Registered) (Capital Goods)	1,015,312
16,251	Suedzucker AG (Food, Beverage & Tobacco)	517,688

		24,560,359

Greece – 0.3%
87,421	OPAP SA (Consumer Services)	769,335

Hong Kong – 3.0%
74,800	AIA Group Ltd. (Insurance)	232,847
133,000	BOC Hong Kong Holdings Ltd. (Banks)	313,833
73,000	Cheung Kong Holdings Ltd. (Real Estate)	865,954
26,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	152,018
129,000	CLP Holdings Ltd. (Utilities)	1,095,968
89,267	Esprit Holdings Ltd. (Retailing)	114,922
52,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	94,525
27,000	Hang Lung Group Ltd. (Real Estate)	147,762
53,000	Hang Lung Properties Ltd. (Real Estate)	150,445
4,000	Hang Seng Bank Ltd. (Banks)	47,382
49,000	Henderson Land Development Co. Ltd. (Real Estate)	242,734
72,200	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	1,148,846
299,000	Hutchison Port Holdings Trust Class U (Transportation)	184,974
116,000	Hutchison Whampoa Ltd. (Capital Goods)	968,001
15,000	Kerry Properties Ltd. (Real Estate)	49,565
214,000	Li & Fung Ltd. (Retailing)	394,321
47,500	MTR Corp. Ltd. (Transportation)	153,511
99,919	New World Development Co. Ltd. (Real Estate)	80,229
97,003	Noble Group Ltd. (Capital Goods)	84,282
524,000	PCCW Ltd. (Telecommunication Services)	179,800
99,261	Sino Land Co. Ltd. (Real Estate)	141,053
147,000	SJM Holdings Ltd. (Consumer Services)	238,545
44,000	Sun Hung Kai Properties Ltd. (Real Estate)	549,864
40,500	Swire Pacific Ltd. Class A (Real Estate)	487,966
48,000	The Wharf Holdings Ltd. (Real Estate)	216,369
77,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	244,562

		8,580,278

Ireland – 0.2%
23,708	CRH PLC (Materials)	469,347

Israel – 0.7%
96,825	Bank Leumi Le-Israel BM (Banks)	278,052
266	Delek Group Ltd. (Capital Goods)	50,184
20,211	Israel Chemicals Ltd. (Materials)	210,485
1,404	NICE Systems Ltd. ADR (Software & Services)*	48,368
5,159	Partner Communications Co. Ltd.
	(Telecommunication Services)	45,816
31,772	Teva Pharmaceutical Industries Ltd.
	ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,282,318

		1,915,223

Italy – 1.8%
266,077	Enel SpA (Utilities)	1,079,404
83,368	Fiat SpA (Automobiles & Components)	380,499
517,232	Finmeccanica SpA (Capital Goods)	1,904,494
398,580	Mediaset SpA (Media)	1,099,420
66,678	Parmalat SpA (Food, Beverage & Tobacco)	114,454
538,083	Telecom Italia SpA (Telecommunication Services)	481,481
11,300	UniCredit SpA (Banks)	93,204

		5,152,956

Japan – 23.3%
105,000	Amada Co. Ltd. (Capital Goods)	664,604
95,000	Asahi Glass Co. Ltd. (Capital Goods)	794,190
8,500	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	345,162
3,600	Canon, Inc. (Technology Hardware & Equipment)	158,426
185,800	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	1,124,315
5,100	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	88,386
45,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	431,992
66,000	Daiwa Securities Group, Inc. (Diversified Financials)	205,217

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

1,700	East Japan Railway Co. (Transportation)	$108,355
600	Fast Retailing Co. Ltd. (Retailing)	109,143
48,000	Fujitsu Ltd. (Technology Hardware & Equipment)	248,877
70,000	Furukawa Electric Co. Ltd. (Capital Goods)	160,606
11,000	GS Yuasa Corp. (Capital Goods)	58,918
11,000	Hitachi Ltd. (Technology Hardware & Equipment)	57,222
156,800	Honda Motor Co. Ltd. (Automobiles & Components)	4,776,270
242	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,138,008
32,800	JX Holdings, Inc. (Energy)	197,935
134,000	Kaneka Corp. (Materials)	711,083
62,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	111,641
11,300	Komatsu Ltd. (Capital Goods)	263,492
14,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	107,819
43,400	Kyushu Electric Power Co., Inc. (Utilities)	621,696
56,200	Lawson, Inc. (Food & Staples Retailing)	3,501,563
28,400	Mitsubishi Corp. (Capital Goods)	572,395
12,000	Mitsubishi Electric Corp. (Capital Goods)	115,006
56,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	237,844
128,300	Mitsui & Co. Ltd. (Capital Goods)	1,988,553
240,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	372,756
19,000	Mitsui Fudosan Co. Ltd. (Real Estate)	277,052
3,601,000	Mizuho Financial Group, Inc. (Banks)	4,876,147
18,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	335,946
39,000	NEC Corp. (Technology Hardware & Equipment)*	78,932
4,000	NGK Spark Plug Co. Ltd. (Automobiles & Components)	49,436
7,000	NHK Spring Co. Ltd. (Automobiles & Components)	61,868
38	Nippon Building Fund, Inc. (REIT)	310,989
742,000	Nippon Express Co. Ltd. (Transportation)	2,884,409
35,100	Nippon Paper Group, Inc. (Materials)	766,425
323,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	601,969
34,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,730,938
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	937,987
207,200	Nissan Motor Co. Ltd. (Automobiles & Components)	1,855,495
40,500	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	490,289
31,000	NKSJ Holdings, Inc. (Insurance)	606,423
107,000	Nomura Holdings, Inc. (Diversified Financials)	322,149
3,000	Nomura Research Institute Ltd. (Software & Services)	67,679
323,000	NTN Corp. (Capital Goods)	1,295,619
36,400	Oracle Corp. Japan (Software & Services)	1,203,235
723,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	6,288,921
12,700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	590,562
25,400	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,284,154
153,000	Sekisui House Ltd. (Consumer Durables & Apparel)	1,359,619
83,900	Shiseido Co. Ltd. (Household & Personal Products)	1,540,634
49,600	Stanley Electric Co. Ltd. (Automobiles & Components)	726,869
645,000	Sumitomo Chemical Co. Ltd. (Materials)	2,341,873
102,300	Sumitomo Corp. (Capital Goods)	1,382,803
36,600	Sumitomo Electric Industries Ltd. (Capital Goods)	396,257
500,000	Sumitomo Metal Industries Ltd. (Materials)	906,782
20,000	Sumitomo Metal Mining Co. Ltd. (Materials)	256,044
210,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,843,297
8,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	139,778
26,700	T&D Holdings, Inc. (Insurance)	248,602
72,500	Takeda Pharmaceutical Co. Ltd.
	(Pharmaceuticals, Biotechnology & Life Sciences)	3,184,598
171	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	167,870
10,000	The Japan Steel Works Ltd. (Capital Goods)	69,368
5,100	The Kansai Electric Power Co., Inc. (Utilities)	78,342
85,600	Tohoku Electric Power Co., Inc. (Utilities)	822,400
8,300	Tokio Marine Holdings, Inc. (Insurance)	183,794
1,100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	55,735
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	374,420
57,000	Toshiba Corp. (Technology Hardware & Equipment)	232,619

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

3,300	Toyoda Gosei Co. Ltd. (Automobiles & Components)	$52,262
9,600	Toyota Industries Corp. (Automobiles & Components)	259,735
17,500	Toyota Motor Corp. (Automobiles & Components)	578,675
2,800	Yamato Kogyo Co. Ltd. (Materials)	80,140

		67,470,614

Luxembourg – 0.3%
44,379	ArcelorMittal (Materials)	806,386

Netherlands – 2.4%
6,205	Akzo Nobel NV (Materials)	299,017
98,718	Delta Lloyd NV (Insurance)	1,653,863
15,344	Heineken Holding NV (Food, Beverage & Tobacco)	627,061
3,409	Heineken NV (Food, Beverage & Tobacco)	157,821
43,572	Koninklijke DSM NV (Materials)	2,014,141
69,825	Koninklijke Philips Electronics NV (Capital Goods)	1,465,047
242,423	PostNL NV (Transportation)	769,177
3,593	Randstad Holding NV (Commercial & Professional Services)	105,697

		7,091,824

Norway – 1.0%
251,338	Gjensidige Forsikring ASA (Insurance)	2,909,229

Portugal – 0.1%
144,183	Banco Espirito Santo SA (Registered) (Banks)	251,092
13,222	Portugal Telecom, SGPS, SA (Registered) (Telecommunication Services)	76,151

		327,243

Singapore – 1.6%
106,000	CapitaLand Ltd. (Real Estate)	180,396
19,000	City Developments Ltd. (Real Estate)	130,210
56,171	DBS Group Holdings Ltd. (Banks)	498,590
30,000	Fraser and Neave Ltd. (Capital Goods)	143,213
354,000	Genting Singapore PLC (Consumer Services)*	411,913
82,000	Global Logistic Properties Ltd. (Real Estate)*	110,853
183,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	100,832
30,000	Keppel Corp. Ltd. (Capital Goods)	214,735
26,000	Keppel Land Ltd. (Real Estate)	44,444
26,000	Olam International Ltd. (Food & Staples Retailing)	42,618
113,144	Oversea-Chinese Banking Corp. Ltd. (Banks)	682,355
20,000	SembCorp Industries Ltd. (Capital Goods)	62,381
42,000	SembCorp Marine Ltd. (Capital Goods)	123,433
12,000	Singapore Airlines Ltd. (Transportation)	93,906
68,000	Singapore Exchange Ltd. (Diversified Financials)	321,415
58,000	Singapore Press Holdings Ltd. (Media)	164,862
53,000	Singapore Telecommunications Ltd. (Telecommunication Services)	126,233
162,000	StarHub Ltd. (Telecommunication Services)	363,466
54,000	United Overseas Bank Ltd. (Banks)	635,501
22,000	UOL Group Ltd. (Real Estate)	67,767
57,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	219,734

		4,738,857

Spain – 3.7%
10,081	ACS Actividades de Construccion y Servicios SA (Capital Goods)	297,649
358,303	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,086,494
889,555	Banco Santander SA (Banks)(a)	6,720,278
43,846	Indra Sistemas SA (Software & Services)	555,878
15,540	Zardoya Otis SA (Capital Goods)	212,511

		10,872,810

Sweden – 3.1%
12,388	Atlas Copco AB Class A (Capital Goods)	265,432
6,690	Atlas Copco AB Class B (Capital Goods)	126,643
78,322	Boliden AB (Materials)	1,136,258
82,504	Electrolux AB Class B (Consumer Durables & Apparel)	1,310,913
10,871	Hennes & Mauritz AB Class B (Retailing)	348,741
10,973	Industrivarden AB Class C (Diversified Financials)	130,424
5,959	Kinnevik Investment AB Class B (Diversified Financials)	115,822
152,464	Ratos AB Class B (Diversified Financials)	1,784,280
27,556	Sandvik AB (Capital Goods)	336,885
60,133	Scania AB Class B (Capital Goods)	887,632
238,311	Securitas AB Class B (Commercial & Professional Services)	2,049,816
17,964	SKF AB Class B (Capital Goods)	378,690
15,913	Volvo AB Class B (Capital Goods)	173,356

		9,044,892

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 10.6%
140,752	Credit Suisse Group AG (Registered) (Diversified Financials)*	$3,298,971
12,671	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	746,608
208,652	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)(b)	11,981,533
68,080	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	11,513,577
86	Sika AG (Materials)	161,703
119,455	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	707,159
41,126	Wolseley PLC (Capital Goods)	1,360,253
58,662	Xstrata PLC (Materials)	893,138

		30,662,942

United Kingdom – 19.4%
31,231	AMEC PLC (Energy)	439,838
16,699	Anglo American PLC (Materials)	616,864
4,892	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	225,971
769,177	Aviva PLC (Insurance)	3,577,700
432,480	BAE Systems PLC (Capital Goods)	1,911,052
137,999	Balfour Beatty PLC (Capital Goods)	567,240
766,784	Barclays PLC (Banks)	2,099,982
123,449	BHP Billiton PLC (Materials)(b)	3,609,116
27,076	BP PLC ADR (Energy)(a)	1,157,275
23,466	British Land Co. PLC (REIT)	168,424
54,241	Capita Group PLC (Commercial & Professional Services)	528,941
14,057	Centrica PLC (Utilities)	63,137
34,431	Eurasian Natural Resources Corp. PLC (Materials)	339,575
132,059	G4S PLC (Commercial & Professional Services)	557,429
175,374	GlaxoSmithKline PLC ADR
	(Pharmaceuticals, Biotechnology & Life Sciences)(a)	8,002,316
20,127	Hammerson PLC (REIT)	112,392
533,546	HSBC Holdings PLC (Banks)	4,073,115
180,356	ICAP PLC (Diversified Financials)	971,482
104,664	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,960,541
1,043,924	J Sainsbury PLC (Food & Staples Retailing)	4,908,031
7,484	Kazakhmys PLC (Materials)	108,060
50,292	Land Securities Group PLC (REIT)	496,029
31,220	Marks & Spencer Group PLC (Retailing)	150,786
11,254	National Grid PLC (Utilities)	108,779
2,206	Reckitt Benckiser Group PLC (Household & Personal Products)	108,800
178,014	Reed Elsevier PLC (Media)	1,433,033
11,813	Resolution Ltd. (Insurance)	46,050
228,252	Rexam PLC (Materials)	1,249,181
57,593	Rio Tinto PLC (Materials)	2,813,219
171,271	RSA Insurance Group PLC (Insurance)	279,610
14,243	Scottish & Southern Energy PLC (Utilities)	285,106
58,875	Segro PLC (REIT)	190,636
54,210	Standard Chartered PLC (Banks)	1,185,710
50,684	The Sage Group PLC (Software & Services)	231,594
178,402	Thomas Cook Group PLC (Consumer Services)	40,827
547,703	TUI Travel PLC (Consumer Services)	1,412,696
178,856	United Utilities Group PLC (Utilities)	1,681,798
3,233	Vedanta Resources PLC (Materials)	51,008
227,327	Vodafone Group PLC ADR (Telecommunication Services)(b)	6,371,976

		56,135,319

TOTAL INVESTMENTS – 100.2%
(Cost $351,758,895)		$290,452,836

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(549,530)

NET ASSETS – 100.0%		$289,903,306

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	(75)	March 2012	$(2,240,347)	$(39,268)
FTSE 100 Index	(13)	March 2012	(1,117,663)	(11,824)
TSE TOPIX Index	(11)	March 2012	(1,040,405)	(11,881)

TOTAL				$(62,973)

WRITTEN OPTIONS CONTRACTS — At December 31, 2011, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

EURO STOXX 50 Index	EUR 2,250	996	March 2012	$(2,081,853)
FTSE 100 Index	GBP 5,450	268	March 2012	(1,140,399)
Nikkei-225 Stock Average	JPY 9,000	335	March 2012	(369,949)

TOTAL (Premiums Received $3,089,731)		1,599		$(3,592,201)

For the year ended December 31, 2011, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2010	1,323	$2,415,680

Contracts written	7,035	13,885,638
Contracts expired	(5,570)	(10,532,618)
Contracts bought to close	(1,189)	(2,678,969)

Contracts Outstanding December 31, 2011	1,599	$3,089,731

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 98.8%
Automobiles & Components – 0.4%
7,351	Federal-Mogul Corp.*	$108,427
32,193	TRW Automotive Holdings Corp.*	1,049,492

		1,157,919

Banks – 2.5%
6,449	Associated Banc-Corp.	72,035
14,205	BankUnited, Inc.	312,368
17,003	BB&T Corp.	427,966
9,850	CVB Financial Corp.	98,795
13,162	First Niagara Financial Group, Inc.	113,588
7,227	First Republic Bank*	221,218
4,897	Iberiabank Corp.	241,422
66,760	International Bancshares Corp.	1,224,045
6,827	M&T Bank Corp.	521,173
16,009	PNC Financial Services Group, Inc.	923,239
5,730	Prosperity Bancshares, Inc.	231,206
27,496	SunTrust Banks, Inc.	486,679
4,468	SVB Financial Group*	213,079
19,593	U.S. Bancorp	529,991
29,164	Umpqua Holdings Corp.	361,342
39,013	Wells Fargo & Co.	1,075,198
4,917	Wintrust Financial Corp.	137,922

		7,191,266

Capital Goods – 6.8%
4,037	Aerovironment, Inc.*	127,044
2,325	AGCO Corp.*	99,905
1,876	Alliant Techsystems, Inc.	107,232
22,395	Applied Industrial Technologies, Inc.	787,632
36,457	Astec Industries, Inc.*	1,174,280
3,577	Colfax Corp.*(a)	101,873
10,606	Cubic Corp.	462,316
17,808	Curtiss-Wright Corp.	629,157
27,718	Danaher Corp.	1,303,855
5,859	Dover Corp.	340,115
8,683	Emerson Electric Co.	404,541
3,526	Esterline Technologies Corp.*	197,350
8,899	Exelis, Inc.	80,536
35,057	General Cable Corp.*	876,776
5,893	General Dynamics Corp.	391,354
18,364	General Electric Co.	328,899
11,467	Honeywell International, Inc.	623,231
23,391	Illinois Tool Works, Inc.	1,092,594
3,679	Ingersoll-Rand PLC	112,099
3,854	ITT Corp.	74,498
17,601	L-3 Communications Holdings, Inc.	1,173,650
30,253	Lydall, Inc.*	287,101
21,941	Miller Industries, Inc.	345,132
2,506	Moog, Inc. Class A*	110,089
17,674	MSC Industrial Direct Co., Inc. Class A	1,264,575
38,059	Northrop Grumman Corp.	2,225,690
9,185	Parker Hannifin Corp.	700,356
4,872	Tyco International Ltd.	227,571
12,043	United Technologies Corp.	880,223
5,815	W.W. Grainger, Inc.	1,088,510
31,687	Watsco, Inc.	2,080,568

		19,698,752

Commercial & Professional Services – 0.6%
8,443	Cintas Corp.	293,901
14,470	Copart, Inc.*	692,968
2,674	Heidrick & Struggles International, Inc.	57,598
8,594	Manpower, Inc.	307,236
1,081	Portfolio Recovery Associates, Inc.*	72,989
16,663	The Geo Group, Inc.*	279,105

		1,703,797

Consumer Durables & Apparel – 0.9%
5,734	American Greetings Corp. Class A	71,733
3,014	Blyth, Inc.	171,195
7,084	Columbia Sportswear Co.	329,760
15,621	Leggett & Platt, Inc.	359,908
1,689	Mohawk Industries, Inc.*	101,087
5,225	Movado Group, Inc.	94,938
1,937	Polaris Industries, Inc.	108,433
24,474	Tempur-Pedic International, Inc.*	1,285,619

		2,522,673

Consumer Services – 1.4%
1,367	Buffalo Wild Wings, Inc.*	92,286
19,782	Carnival Corp.	645,685
11,072	Domino’s Pizza, Inc.*	375,894
2,979	ITT Educational Services, Inc.*(a)	169,475
11,234	Papa John’s International, Inc.*	423,297
25,885	Regis Corp.	428,397
20,728	Texas Roadhouse, Inc.	308,847
12,481	Weight Watchers International, Inc.	686,580
4,740	Wynn Resorts Ltd.	523,723
7,724	Yum! Brands, Inc.	455,793

		4,109,977

Diversified Financials – 4.0%
57,329	Advance America, Cash Advance
	Centers, Inc.	513,095
15,915	Ares Capital Corp.	245,887
21,919	Capital One Financial Corp.	926,954
15,233	Cash America International, Inc.	710,315
13,407	CBOE Holdings, Inc.	346,705
7,992	Citigroup, Inc.	210,270
10,103	CME Group, Inc.	2,461,798
8,305	Compass Diversified Holdings	102,899
9,055	Eaton Vance Corp.	214,060
4,324	Financial Engines, Inc.*	96,555
14,461	Franklin Resources, Inc.	1,389,124
15,542	JPMorgan Chase & Co.	516,771
3,872	Legg Mason, Inc.	93,122
23,812	Leucadia National Corp.	541,485
19,622	Moody’s Corp.	660,869
32,845	PHH Corp.*	351,441

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Diversified Financials – (continued)

13,589	SEI Investments Co.	$235,769
90,354	The Bank of New York Mellon Corp.	1,798,948

		11,416,067

Energy – 11.4%
6,268	Basic Energy Services, Inc.*	123,480
28,092	Chevron Corp.	2,988,989
120,794	ConocoPhillips	8,802,259
12,384	Contango Oil & Gas Co.*	720,501
50,193	CVR Energy, Inc.*	940,115
10,596	Delek US Holdings, Inc.	120,900
7,810	Devon Energy Corp.	484,220
10,820	Dril-Quip, Inc.*	712,173
36,624	Exterran Holdings, Inc.*	333,278
22,362	Exxon Mobil Corp.	1,895,403
40,821	Helix Energy Solutions Group, Inc.*	644,972
18,663	Hess Corp.	1,060,058
35,455	HollyFrontier Corp.	829,647
17,575	Marathon Oil Corp.	514,420
26,606	Marathon Petroleum Corp.	885,714
3,480	Murphy Oil Corp.	193,975
56,061	Oasis Petroleum, Inc.*	1,630,815
4,576	Occidental Petroleum Corp.	428,771
1,526	Rosetta Resources, Inc.*	66,381
9,388	Southwestern Energy Co.*	299,853
8,741	Targa Resources Corp.	355,671
317,506	Valero Energy Corp.	6,683,501
19,124	W&T Offshore, Inc.	405,620
114,807	Western Refining, Inc.*(a)	1,525,785

		32,646,501

Food & Staples Retailing – 1.6%
44,471	SUPERVALU, Inc.(a)	361,105
21,878	The Kroger Co.	529,885
98,691	Walgreen Co.	3,262,724
40,033	Winn-Dixie Stores, Inc.*	375,510

		4,529,224

Food, Beverage & Tobacco – 7.5%
7,600	Bunge Ltd.	434,720
9,204	ConAgra Foods, Inc.	242,985
38,185	Dean Foods Co.*	427,672
9,438	Dole Food Co., Inc.*(a)	81,639
5,166	Hormel Foods Corp.	151,312
22,679	Lancaster Colony Corp.	1,572,562
100,088	Lorillard, Inc.	11,410,032
34,746	Philip Morris International, Inc.	2,726,866
19,561	Reynolds American, Inc.	810,217
17,355	Smithfield Foods, Inc.*	421,379
10,618	The Boston Beer Co., Inc. Class A*(a)	1,152,690
97,020	Tyson Foods, Inc. Class A	2,002,493
2,580	Universal Corp.	118,577

		21,553,144

Health Care Equipment & Services – 4.5%
19,809	Align Technology, Inc.*	469,969
1,970	Becton, Dickinson and Co.	147,198
114,032	Boston Scientific Corp.*	608,931
7,596	Centene Corp.*	300,726
9,552	Coventry Health Care, Inc.*	290,094
42,290	DENTSPLY International, Inc.	1,479,727
41,596	Health Net, Inc.*	1,265,350
2,782	Healthspring, Inc.*	151,730
9,297	Hologic, Inc.*	162,790
36,391	Humana, Inc.	3,188,216
10,832	Lincare Holdings, Inc.	278,491
15,361	Magellan Health Services, Inc.*	759,909
24,891	Masimo Corp.*	465,088
51,098	Molina Healthcare, Inc.*	1,141,018
34,099	WellCare Health Plans, Inc.*	1,790,198
8,914	Zimmer Holdings, Inc.*	476,186

		12,975,621

Household & Personal Products – 2.7%
4,052	Church & Dwight Co., Inc.	185,420
19,256	Colgate-Palmolive Co.	1,779,062
4,346	Kimberly-Clark Corp.	319,692
3,027	The Clorox Co.	201,477
78,119	The Procter & Gamble Co.	5,211,318

		7,696,969

Insurance – 4.3%
1,346	Allied World Assurance Co. Holdings AG	84,704
23,371	American Financial Group, Inc.	862,156
114,100	Berkshire Hathaway, Inc. Class B*	8,705,830
29,314	CNO Financial Group, Inc.*	184,971
47,630	Loews Corp.	1,793,270
27,450	Symetra Financial Corp.	248,971
3,622	The Travelers Companies, Inc.	214,314
10,305	Unum Group	217,126

		12,311,342

Materials – 3.8%
2,843	Airgas, Inc.	221,982
38,452	CF Industries Holdings, Inc.	5,574,771
2,092	Compass Minerals International, Inc.	144,034
24,689	Freeport-McMoRan Copper & Gold, Inc.	908,308
13,195	Hecla Mining Co.	69,010
4,409	Intrepid Potash, Inc.*	99,776
80,124	Kraton Performance Polymers, Inc.*	1,626,517
3,252	LSB Industries, Inc.*	91,154
5,678	OM Group, Inc.*	127,130
6,088	Silgan Holdings, Inc.	235,240
2,519	Southern Copper Corp.	76,023
14,199	The Dow Chemical Co.	408,363
12,133	The Scotts Miracle-Gro Co. Class A	566,490
43,088	Titanium Metals Corp.	645,458
9,657	TPC Group, Inc.*	225,298

		11,019,554

Media – 3.0%
4,539	AMC Networks, Inc. Class A*	170,576
3,227	Arbitron, Inc.	111,041

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

18,205	Cablevision Systems Corp. Class A	$258,875
16,831	Cinemark Holdings, Inc.	311,205
48,932	DIRECTV Class A*	2,092,332
96,761	DISH Network Corp. Class A	2,755,753
16,609	Live Nation Entertainment, Inc.*	138,021
35,271	Regal Entertainment Group Class A	421,136
5,699	Scholastic Corp.	170,799
10,306	The Walt Disney Co.	386,475
11,422	Thomson Reuters Corp.	304,625
4,496	Time Warner, Inc.	162,485
4,596	Viacom, Inc. Class B	208,704
46,847	Virgin Media, Inc.	1,001,589

		8,493,616

Pharmaceuticals, Biotechnology & Life Sciences – 7.3%
10,165	Amgen, Inc.	652,695
6,298	Biogen Idec, Inc.*	693,095
2,790	Bristol-Myers Squibb Co.	98,320
7,200	Celgene Corp.*	486,720
5,464	Charles River Laboratories International, Inc.*	149,331
7,242	Covance, Inc.*	331,104
7,435	Cubist Pharmaceuticals, Inc.*	294,575
170,004	Eli Lilly & Co.	7,065,366
16,388	Forest Laboratories, Inc.*	495,901
76,222	Gilead Sciences, Inc.*	3,119,766
28,816	Jazz Pharmaceuticals, Inc.*	1,113,162
8,114	Johnson & Johnson	532,116
83,109	Merck & Co., Inc.	3,133,209
100,398	Pfizer, Inc.	2,172,613
16,060	Viropharma, Inc.*	439,883
13,850	Warner Chilcott PLC Class A*	209,551

		20,987,407

Real Estate – 3.6%
27,310	Annaly Capital Management, Inc. (REIT)	435,867
1,841	Jones Lang LaSalle, Inc.	112,780
9,456	Plum Creek Timber Co., Inc. (REIT)	345,711
3,698	Potlatch Corp. (REIT)	115,045
5,032	PS Business Parks, Inc. (REIT)	278,924
3,670	Rayonier, Inc. (REIT)	163,792
66,073	Simon Property Group, Inc. (REIT)	8,519,453
6,116	Vornado Realty Trust (REIT)	470,076

		10,441,648

Retailing – 5.0%
35,110	99 Cents Only Stores*	770,665
6,684	Amazon.com, Inc.*	1,157,000
975	AutoZone, Inc.*	316,846
7,864	Barnes & Noble, Inc.*(a)	113,871
38,068	Best Buy Co., Inc.	889,649
24,523	Big Lots, Inc.*	925,988
3,871	Cabela’s, Inc.*	98,401
11,810	Dick’s Sporting Goods, Inc.	435,553
23,785	Dollar Tree, Inc.*	1,976,771
19,287	Express, Inc.*	384,583
38,154	Family Dollar Stores, Inc.	2,199,960
13,892	Foot Locker, Inc.	331,185
9,100	Fred’s, Inc. Class A	132,678
7,167	Group 1 Automotive, Inc.	371,251
4,296	Hibbett Sports, Inc.*	194,093
29,350	HOT Topic, Inc.	194,004
1,881	Netflix, Inc.*	130,334
5,564	Rue21, Inc.*	120,182
39,065	Saks, Inc.*	380,884
6,162	Signet Jewelers Ltd.	270,882
6,905	The Buckle, Inc.(a)	282,207
2,903	The Finish Line, Inc. Class A	55,984
22,924	The Home Depot, Inc.	963,725
16,576	Ulta Salon Cosmetics & Fragrance, Inc.*	1,076,114
9,830	Vitamin Shoppe, Inc.*	392,020
9,078	Zumiez, Inc.*	252,005

		14,416,835

Semiconductors & Semiconductor Equipment – 1.7%
14,528	Altera Corp.	538,989
55,188	Applied Materials, Inc.	591,064
19,392	Integrated Device Technology, Inc.*	105,880
129,116	Intel Corp.	3,131,063
58,359	Lattice Semiconductor Corp.*	346,652
15,885	Micrel, Inc.	160,597
24,397	Silicon Image, Inc.*	114,666

		4,988,911

Software & Services – 9.2%
37,767	Accenture PLC Class A	2,010,337
127,574	Activision Blizzard, Inc.	1,571,712
15,966	Acxiom Corp.*	194,945
32,605	Amdocs Ltd.*	930,221
7,866	AOL, Inc.*	118,777
5,683	Autodesk, Inc.*	172,365
2,270	BMC Software, Inc.*	74,411
4,935	Cardtronics, Inc.*	133,541
10,965	Computer Sciences Corp.	259,870
20,591	Fidelity National Information Services, Inc.	547,515
7,980	Fortinet, Inc.*	174,044
5,955	Google, Inc. Class A*	3,846,334
5,261	Heartland Payment Systems, Inc.	128,158
1,034	International Business Machines Corp.	190,132
8,899	Lender Processing Services, Inc.	134,108
9,953	Mantech International Corp. Class A	310,932
4,183	MAXIMUS, Inc.	172,967
13,308	Mentor Graphics Corp.*	180,456
279,021	Microsoft Corp.(b)	7,243,385
214,175	Oracle Corp.	5,493,589
2,788	QLIK Technologies, Inc.*	67,469
19,081	Quest Software, Inc.*	354,907
11,655	RealNetworks, Inc.	87,412
6,456	Sapient Corp.	81,345
7,659	TeleTech Holdings, Inc.*	124,076
6,038	VeriFone Systems, Inc.*	214,470

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

25,344	VeriSign, Inc.	$905,288
7,171	Visa, Inc. Class A	728,072

		26,450,838

Technology Hardware & Equipment – 7.1%
18,902	Apple, Inc.*	7,655,310
74,223	Cisco Systems, Inc.	1,341,952
163,093	Dell, Inc.*	2,386,051
31,644	EchoStar Corp. Class A*	662,625
12,412	Electronics for Imaging, Inc.*	176,871
2,250	Harris Corp.	81,090
35,767	Hewlett-Packard Co.	921,358
36,437	Ingram Micro, Inc. Class A*	662,789
31,649	National Instruments Corp.	821,338
53,525	NetApp, Inc.*	1,941,352
22,691	Riverbed Technology, Inc.*	533,238
29,274	Silicon Graphics International Corp.*(a)	335,480
179,712	Vishay Intertechnology, Inc.*	1,615,627
43,196	Western Digital Corp.*	1,336,916

		20,471,997

Telecommunication Services – 2.4%
191,360	AT&T, Inc.(b)	5,786,732
29,908	Sprint Nextel Corp.*	69,985
21,542	Telephone & Data Systems, Inc.	557,722
25,667	USA Mobility, Inc.	356,001

		6,770,440

Transportation – 2.5%
7,065	Allegiant Travel Co.*	376,847
5,154	C.H. Robinson Worldwide, Inc.	359,646
9,651	CSX Corp.	203,250
2,506	Expeditors International of Washington, Inc.	102,646
35,601	FedEx Corp.	2,973,040
39,269	Heartland Express, Inc.	561,154
1,067	Norfolk Southern Corp.	77,742
6,963	RailAmerica, Inc.*	103,679
61,416	SkyWest, Inc.	773,227
3,334	Union Pacific Corp.	353,204
7,491	United Parcel Service, Inc. Class B	548,266
35,890	Werner Enterprises, Inc.	864,949

		7,297,650

Utilities – 4.6%
63,704	Ameren Corp.	2,110,514
6,982	Avista Corp.	179,787
23,539	Duke Energy Corp.	517,858
23,871	El Paso Electric Co.	826,891
13,274	Entergy Corp.	969,666
3,856	Integrys Energy Group, Inc.	208,918
7,729	New Jersey Resources Corp.	380,267
6,457	Northeast Utilities	232,904
17,088	NorthWestern Corp.	611,580
7,401	PG&E Corp.	305,069
37,542	PNM Resources, Inc.	684,391
16,407	Portland General Electric Co.	414,933
3,055	Progress Energy, Inc.	171,141
46,121	Sempra Energy	2,536,655
3,264	Southwest Gas Corp.	138,687
61,874	The Southern Co.	2,864,147
2,721	Unisource Energy Corp.	100,459

		13,253,867

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $277,583,747)		$284,106,015

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.0%
Goldman Sachs Financial Square Money Market Fund – FST Shares
2,894,025	0.199%	$2,894,025
(Cost $2,894,025)

TOTAL INVESTMENTS – 99.8%
(Cost $280,477,772)		$287,000,040

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		523,310

NET ASSETS – 100.0%		$287,523,350

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	3	March 2012	$221,640	$7,945
S&P 500 E-mini Index	44	March 2012	2,755,720	76,593

TOTAL				$84,538

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 96.5%
Australia – 7.4%
24,198	Adelaide Brighton Ltd. (Materials)	$71,488
10,677	Austar United Communications Ltd. (Media)*	13,032
11,881	Australand Property Group (REIT)	29,155
9,625	Bank of Queensland Ltd. (Banks)	71,690
35,148	Bendigo and Adelaide Bank Ltd. (Banks)	287,675
33,355	BHP Billiton Ltd. (Materials)	1,177,386
42,595	Boral Ltd. (Materials)	156,407
4,264	Brickworks Ltd. (Materials)	47,175
8,213	Cabcharge Australia Ltd. (Commercial & Professional Services)	37,479
5,602	Charter Hall Group (REIT)	11,402
4,970	Charter Hall Retail REIT (REIT)	16,259
49,820	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	585,360
20,831	Commonwealth Bank of Australia (Banks)	1,046,370
3,208	Crown Ltd. (Consumer Services)	26,462
388,587	Dexus Property Group (REIT)	329,313
20,726	Echo Entertainment Group Ltd. (Consumer Services)*	75,998
164,738	Goodman Fielder Ltd. (Food, Beverage & Tobacco)(a)	72,952
128,672	GPT Group (REIT)	403,294
9,494	IMF Australia Ltd. (Diversified Financials)	12,624
44,365	Linc Energy Ltd. (Energy)*	49,668
32,092	Mortgage Choice Ltd. (Banks)	42,007
27,787	National Australia Bank Ltd. (Banks)	661,929
30,928	New Hope Corp. Ltd. (Energy)	174,755
13,407	NIB Holdings Ltd. (Insurance)	20,608
40,456	Origin Energy Ltd. (Energy)	551,682
20,357	OZ Minerals Ltd. (Materials)	208,237
191,933	QR National Ltd. (Transportation)	670,473
28,527	Ramelius Resources Ltd. (Materials)*	31,381
1,207	Ramsay Health Care Ltd. (Health Care Equipment & Services)	23,756
10,772	Rio Tinto Ltd. (Materials)	664,085
1,557	Sonic Healthcare Ltd. (Health Care Equipment & Services)	17,947
8,709	Suncorp Group Ltd. (Insurance)	74,437
9,966	TABCORP Holdings Ltd. (Consumer Services)	27,761
5,881	Wesfarmers Ltd. (Food & Staples Retailing)	177,158
121,614	Westpac Banking Corp. (Banks)	2,482,657
4,914	Woodside Petroleum Ltd. (Energy)	153,823

		10,503,885

Austria – 0.1%
5,996	Oesterreichische Post AG (Transportation)	180,561

Belgium – 1.0%
2,374	Brederode SA (Diversified Financials)	55,901
15,013	Delhaize Group SA (Food & Staples Retailing)	841,525
8,811	KBC Groep NV (Banks)	110,171
1,895	Tessenderlo Chemie NV (Materials)	50,225
6,922	UCB SA (Pharmaceuticals,
	Biotechnology & Life Sciences)	290,400

		1,348,222

Bermuda – 0.2%
80,655	Aquarius Platinum Ltd. (Materials)	193,091
28,000	People’s Food Holdings Ltd. (Food,
	Beverage & Tobacco)*	14,042

		207,133

Canada – 0.0%
10,464	Teranga Gold Corp. (Materials)*	20,771

China – 0.2%
286,000	Evergrande Real Estate Group Ltd. (Real Estate)	117,685
119,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	76,526
169,000	Soho China Ltd. (Real Estate)	112,196

		306,407

Denmark – 1.0%
32	A.P. Moller — Maersk A/S Class A (Transportation)	198,761
15,505	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	290,774
7,879	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	905,165

		1,394,700

Finland – 0.7%
3,190	Elisa Oyj (Telecommunication Services)	66,419
2,850	Metso Oyj (Capital Goods)	105,259
124,813	Nokia Oyj (Technology Hardware & Equipment)	601,701
8,831	Sampo Oyj Class A (Insurance)	218,444

		991,823

France – 8.6%
21,622	Alcatel-Lucent (Technology Hardware & Equipment)*	33,601
59,639	AXA SA (Insurance)	770,906
38,948	BNP Paribas SA (Banks)	1,516,612
2,637	Bouygues SA (Capital Goods)	82,936
1,179	Carrefour SA (Food & Staples Retailing)	26,824
3,261	Christian Dior SA (Consumer Durables & Apparel)	384,921
13,071	Compagnie de Saint-Gobain (Capital Goods)	499,649
626	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	36,884
10,269	Credit Agricole SA (Banks)	57,535
2,534	Danone (Food, Beverage & Tobacco)	159,015
703	Esso S.A.F. (Energy)	61,562

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

54,634	France Telecom SA (Telecommunication Services)	$855,112
19,839	Renault SA (Automobiles & Components)	685,107
2,980	Safran SA (Capital Goods)	89,120
6,207	Societe BIC SA (Commercial & Professional Services)	549,119
7,216	Societe Generale SA (Banks)	159,298
64,678	Total SA (Energy)	3,300,381
1,603	Unibail-Rodamco SE (REIT)	286,894
3,246	Valeo SA (Automobiles & Components)	128,464
27,104	Veolia Environnement SA (Utilities)	296,960
103,509	Vivendi SA (Telecommunication Services)	2,259,552

		12,240,452

Germany – 7.8%
29,255	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,868,325
847	Brenntag AG (Capital Goods)	78,764
4,727	Carl Zeiss Meditec AG (Health Care Equipment & Services)	99,681
1,139	Cewe Color Holding AG (Commercial & Professional Services)	46,204
13,298	Daimler AG (Registered) (Automobiles & Components)	582,566
16,123	Deutsche Bank AG (Registered) (Diversified Financials)	611,076
41,801	Deutsche Post AG (Registered) (Transportation)	642,659
9,756	Deutsche Telekom AG (Registered) (Telecommunication Services)	111,910
8,563	Douglas Holding AG (Retailing)(a)	307,795
1,930	Draegerwerk AG & Co. KGaA
	Preference Shares (Health Care Equipment & Services)	156,432
132,082	E.ON AG (Utilities)	2,846,387
26,297	Freenet AG (Telecommunication Services)(a)	340,073
6,407	Hannover Rueckversicherung AG (Registered) (Insurance)	317,471
1,051	Henkel AG & Co. KGaA (Household & Personal Products)	50,848
13,648	Henkel AG & Co. KGaA Preference
	Shares (Household & Personal Products)	786,783
33,613	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	252,451
5,071	Lanxess AG (Materials)	261,900
2,165	Leoni AG (Automobiles & Components)	72,007
1,814	MAN SE (Capital Goods)	161,127
1,202	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	119,700
87,202	TUI AG (Consumer Services)*(a)	540,911
18,613	United Internet AG (Registered) (Software & Services)	331,782
2,361	Volkswagen AG (Automobiles & Components)	316,080
654	Volkswagen AG Preference Shares
	(Automobiles & Components)	97,780

		11,000,712

Greece – 0.0%
2,940	Coca Cola Hellenic Bottling Co. SA (Food, Beverage & Tobacco)*	50,417

Hong Kong – 2.6%
86,800	AIA Group Ltd. (Insurance)	270,202
30,000	Allied Properties HK Ltd. (Diversified Financials)	4,134
107,000	BOC Hong Kong Holdings Ltd. (Banks)	252,482
6,000	Cathay Pacific Airways Ltd. (Transportation)	10,259
82,000	Champion REIT (REIT)	30,773
14,000	Cheung Kong Holdings Ltd. (Real Estate)	166,073
62,000	CLP Holdings Ltd. (Utilities)	526,744
26,000	Dickson Concepts International Ltd. (Retailing)	13,499
44,251	Esprit Holdings Ltd. (Retailing)	56,968
48,000	First Pacific Co. Ltd. (Diversified Financials)	49,804
4,000	Guoco Group Ltd. (Diversified Financials)	37,147
14,900	Hang Seng Bank Ltd. (Banks)	176,497
9,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	143,208
60,000	Hutchison Port Holdings Trust Class U (Transportation)	37,119
102,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	39,180
44,000	Hutchison Whampoa Ltd. (Capital Goods)	367,173
16,000	Li & Fung Ltd. (Retailing)	29,482
250,000	Mingyuan Medicare Development Co. Ltd. (Health Care Equipment & Services)*	7,185
108,798	Noble Group Ltd. (Capital Goods)	94,530
2,000	Orient Overseas International Ltd. (Transportation)	11,626
148,000	Pacific Century Premium Developments Ltd. (Real Estate)*	21,315
18,000	PCCW Ltd. (Telecommunication Services)	6,176
15,500	Power Assets Holdings Ltd. (Utilities)	114,608
14,000	Public Financial Holdings Ltd. (Diversified Financials)	6,239
40,000	SJM Holdings Ltd. (Consumer Services)	64,910
7,000	Sun Hung Kai Properties Ltd. (Real Estate)	87,479
29,000	Sunlight Real Estate Investment Trust (REIT)	8,274

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

44,500	Swire Pacific Ltd. Class A (Real Estate)	$536,160
7,000	Television Broadcasts Ltd. (Media)	42,389
22,000	Towngas China Co. Ltd. (Utilities)	11,881
64,000	Wheelock & Co. Ltd. (Real Estate)	158,253
81,200	Wynn Macau Ltd. (Consumer Services)	202,705
1,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	4,733
183,000	Yuexiu Real Estate Investment (REIT)	80,723

		3,669,930

Ireland – 0.6%
50,738	James Hardie Industries SE (Materials)	353,727
14,485	Kerry Group PLC Class A (Food, Beverage & Tobacco)	530,252

		883,979

Israel – 0.6%
10,922	Bank Hapoalim BM (Banks)	35,715
1,788	Bank Leumi Le-Israel BM (Banks)	5,135
36,480	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	66,941
180	Elbit Systems Ltd. (Capital Goods)	7,411
171	Israel Chemicals Ltd. (Materials)	1,781
33,598	Israel Discount Bank Ltd. Class A (Banks)*	45,096
4,668	Mizrahi Tefahot Bank Ltd. (Banks)	37,067
1,593	NICE Systems Ltd. ADR (Software & Services)*	54,879
3,005	Partner Communications Co. Ltd. (Telecommunication Services)	26,686
13,858	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	559,309
97	The Israel Corp. Ltd. (Materials)	60,750

		900,770

Italy – 2.2%
20,568	Benetton Group SpA (Consumer Durables & Apparel)(a)	78,420
2,022	Danieli & C. Officine Meccaniche SpA (Capital Goods)	42,527
5,296	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	56,329
205,533	Enel SpA (Utilities)	833,793
16,646	Eni SpA (Energy)	343,201
10,859	Fiat Industrial SpA (Capital Goods)*	92,512
176,477	Fiat SpA (Automobiles & Components)(a)	805,457
13,184	Mediobanca SpA (Diversified Financials)	75,673
290,372	Parmalat SpA (Food, Beverage & Tobacco)(a)	498,430
336,843	Telecom Italia SpA (Telecommunication Services)	342,265

		3,168,607

Japan – 21.0%
1,900	Alpen Co. Ltd. (Retailing)	33,392
10,100	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	69,150
36,000	Amada Co. Ltd. (Capital Goods)	227,864
4,600	AOKI Holdings, Inc. (Retailing)	74,972
2,300	Aoyama Trading Co. Ltd. (Retailing)	43,021
2,200	Arc Land Sakamoto Co. Ltd. (Retailing)	41,011
48,000	Asahi Glass Co. Ltd. (Capital Goods)	401,275
69,000	Asahi Kasei Corp. (Materials)	415,829
2,900	ASKUL Corp. (Retailing)	41,164
29,000	Bando Chemical Industries Ltd. (Capital Goods)	108,880
900	Bank of the Ryukyus Ltd. (Banks)	11,110
14,800	Brother Industries Ltd. (Technology Hardware & Equipment)	181,145
149	Central Japan Railway Co. (Transportation)	1,257,453
3,300	Century Tokyo Leasing Corp. (Diversified Financials)	62,131
7,000	Chino Corp. (Technology Hardware & Equipment)	17,426
7,800	Dainippon Sumitomo Pharma Co. Ltd.
	(Pharmaceuticals, Biotechnology & Life Sciences)	88,771
1,900	Daito Electron Co. Ltd. (Technology Hardware & Equipment)	10,370
22,200	Daito Trust Construction Co. Ltd. (Real Estate)	1,900,911
1,500	DCM Holdings Co. Ltd. (Retailing)	11,798
21,000	Denki Kagaku Kogyo KK (Materials)	77,386
3,700	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	48,608
7	Dr. Ci:Labo Co. Ltd. (Household & Personal Products)	37,165
5,100	DTS Corp. (Software & Services)	59,158
3,200	East Japan Railway Co. (Transportation)	203,962
4,700	EDION Corp. (Retailing)	38,179
2,400	ESPEC Corp. (Technology Hardware & Equipment)	14,408
1,000	Excel Co. Ltd. (Technology Hardware & Equipment)	9,940
243	Faith, Inc. (Software & Services)	25,527
11,000	FIDEA Holdings Co. Ltd. (Banks)	28,483
74,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	443,839
31	Fuji Media Holdings, Inc. (Media)	46,869
30,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	724,236
17,000	Fujitsu Ltd. (Technology Hardware & Equipment)	88,144
5,000	Fukuda Corp. (Capital Goods)	15,851
16	Geo Holdings Corp. (Retailing)	16,560
1,700	Gurunavi, Inc. (Software & Services)	18,059
600	Hamakyorex Co. Ltd. (Transportation)	17,837
2,100	Hard Off Corp. Co. Ltd. (Retailing)	14,178

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

1,900	Heiwa Corp. (Consumer Durables & Apparel)	$32,796
155,000	Hitachi Ltd. (Technology Hardware & Equipment)	806,305
5,000	Hokkan Holdings Ltd. (Materials)	14,287
65,500	Honda Motor Co. Ltd. (Automobiles & Components)	1,995,189
2,700	House Foods Corp. (Food, Beverage & Tobacco)	50,705
2,900	IBJ Leasing Co. Ltd. (Diversified Financials)	64,232
1,800	Idemitsu Kosan Co. Ltd. (Energy)	185,503
9,200	Inabata & Co. Ltd. (Capital Goods)	54,960
1,600	IT Holdings Corp. (Software & Services)	19,155
8,900	ITC Networks Corp. (Technology Hardware & Equipment)	56,514
1,300	ITOCHU-SHOKUHIN Co. Ltd. (Food & Staples Retailing)	46,122
900	Izumi Co. Ltd. (Retailing)	14,873
15,000	Juki Corp. (Capital Goods)	33,723
92,820	JX Holdings, Inc. (Energy)	560,131
2,300	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	23,992
2,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	26,551
3,000	Kamei Corp. (Capital Goods)	28,473
39,000	Kaneka Corp. (Materials)	206,957
16,800	Kao Corp. (Household & Personal Products)	458,405
6,000	Kato Works Co. Ltd. (Capital Goods)	17,586
900	KAWADA TECHNOLOGIES, Inc. (Capital Goods)	11,824
4,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	9,924
46,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	82,830
55	KDDI Corp. (Telecommunication Services)	353,227
10,000	Kinki Sharyo Co. Ltd. (Capital Goods)	31,761
62,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	753,345
900	Kohnan Shoji Co. Ltd. (Retailing)	14,735
1,700	Konishi Co. Ltd. (Materials)	23,242
600	K’s Holdings Corp. (Retailing)	23,741
5,000	Kyokuto Boeki Kaisha Ltd. (Capital Goods)	13,322
3,000	Kyorin Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	52,652
6,000	Makino Milling Machine Co. Ltd. (Capital Goods)	36,823
2,800	Mandom Corp. (Household & Personal Products)	73,930
6,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	21,998
4,000	Meiwa Corp. (Capital Goods)	10,981
1,100	Milbon Co. Ltd. (Household & Personal Products)	33,755
2,900	Ministop Co. Ltd. (Food & Staples Retailing)	54,233
45,500	Mitsubishi Chemical Holdings Corp. (Materials)	249,360
50,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	215,484
1,030	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	40,768
11,000	Mitsuboshi Belting Co. Ltd. (Capital Goods)	56,397
14,600	Mitsui & Co. Ltd. (Capital Goods)	226,289
33,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	51,254
45,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	115,714
36,000	Mitsui OSK Lines Ltd. (Transportation)	138,811
1,200	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	25,805
4,000	Nakayo Telecommunications, Inc. (Technology Hardware & Equipment)	12,822
700	NEC Mobiling Ltd. (Technology Hardware & Equipment)	23,418
5,000	Nichiban Co. Ltd. (Commercial & Professional Services)	16,194
8,500	Nichiha Corp. (Capital Goods)	91,098
1,300	Nihon Eslead Corp. (Consumer Durables & Apparel)	11,206
2,500	Nintendo Co. Ltd. (Software & Services)	343,230
14,000	Nippon Chemical Industrial Co. Ltd. (Materials)	23,220
17,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	167,352
113,000	Nippon Express Co. Ltd. (Transportation)	439,270
3,000	Nippon Seisen Co. Ltd. (Capital Goods)	14,551
25,000	Nippon Soda Co. Ltd. (Materials)	112,650
5,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	285,096
990	Nippon Television Network Corp. (Media)	151,162
29,000	Nippon Yusen Kabushiki Kaisha (Transportation)	73,918
3,900	Nissan Chemical Industries Ltd. (Materials)	37,655
183,200	Nissan Motor Co. Ltd. (Automobiles & Components)	1,640,573
2,300	Nissin Kogyo Co. Ltd. (Automobiles & Components)	32,930
4,000	NKSJ Holdings, Inc. (Insurance)	78,248
21,000	NOF Corp. (Materials)	107,011
34	Nomura Real Estate Office Fund, Inc. (REIT)	174,488
22,000	NSK Ltd. (Capital Goods)	142,103

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

186	NTT DoCoMo, Inc. (Telecommunication Services)	$341,500
3,100	Obara Group, Inc. (Capital Goods)	35,039
89,000	Osaka Gas Co. Ltd. (Utilities)	351,630
10,000	Pacific Metals Co. Ltd. (Materials)	48,332
500	Panasonic Electric Works Information systems Co. Ltd. (Software & Services)	12,857
3,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	91,845
6,200	Riken Keiki Co. Ltd. (Technology Hardware & Equipment)	44,991
11,000	Ryobi Ltd. (Capital Goods)	40,166
18,000	Sanden Corp. (Automobiles & Components)	54,010
4,300	Sankyo Seiko Co. Ltd. (Retailing)	14,866
24,000	Sapporo Hokuyo Holdings, Inc. (Banks)	85,829
4,100	Satori Electric Co. Ltd. (Technology Hardware & Equipment)	24,535
5,100	SCSK Corp. (Software & Services)	81,415
85,600	Seven Bank Ltd. (Banks)	167,513
6,900	Shimachu Co. Ltd. (Retailing)	158,014
7,000	Shinmaywa Industries Ltd. (Capital Goods)	27,993
14,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	189,862
8,000	Shizuoka Gas Co. Ltd. (Utilities)	50,638
158	SKY Perfect JSAT Holdings, Inc. (Media)	78,809
10,700	Softbank Corp. (Telecommunication Services)	314,238
500	St. Marc Holdings Co. Ltd. (Consumer Services)	19,224
114,000	Sumitomo Chemical Co. Ltd. (Materials)	413,912
79,000	Sumitomo Corp. (Capital Goods)	1,067,854
125,600	Sumitomo Electric Industries Ltd. (Capital Goods)	1,359,832
13,000	Sumitomo Metal Mining Co. Ltd. (Materials)	166,429
17,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	488,097
7,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	42,984
1,400	Sun-Wa Technos Corp. (Technology Hardware & Equipment)	12,660
1,600	Tachibana Eletech Co. Ltd. (Technology Hardware & Equipment)	14,816
1,700	Tachi-S Co. Ltd. (Automobiles & Components)	29,600
47,200	Takeda Pharmaceutical Co. Ltd.
	(Pharmaceuticals, Biotechnology & Life Sciences)	2,073,283
3,000	Tayca Corp. (Materials)	11,886
9,000	TBK Co. Ltd. (Automobiles & Components)	42,731
4,800	TDK Corp. (Technology Hardware & Equipment)	211,696
39,000	Teijin Ltd. (Materials)	119,653
58,000	The Gunma Bank Ltd. (Banks)	317,997
11,000	The Hachijuni Bank Ltd. (Banks)	62,665
12,000	The Higashi-Nippon Bank Ltd. (Banks)	24,995
2,000	The Higo Bank Ltd. (Banks)	11,282
6,000	The Hokkoku Bank Ltd. (Banks)	21,929
7,400	The Kansai Electric Power Co., Inc. (Utilities)	113,673
8,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	45,832
60,000	The Nishi-Nippon City Bank Ltd. (Banks)	172,105
7,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	30,048
9,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	50,381
5,000	Toagosei Co. Ltd. (Materials)	20,455
30,000	Toho Zinc Co. Ltd. (Materials)	113,807
9,500	Tohoku Electric Power Co., Inc. (Utilities)	91,271
1,100	Tokai Corp. (Gifu) (Health Care Equipment & Services)	24,328
39,500	Tokio Marine Holdings, Inc. (Insurance)	874,682
4,000	Toko Electric Corp. (Capital Goods)	14,851
600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	30,401
500	Tomen Devices Corp. (Technology Hardware & Equipment)	10,888
2,300	TOMONY Holdings, Inc. (Banks)	10,097
9,000	Tonami Holdings Co. Ltd. (Transportation)	19,882
3,400	Top Culture Co. Ltd. (Retailing)	15,726
1,700	Topre Corp. (Automobiles & Components)	16,693
59,000	Tosoh Corp. (Materials)	156,785
3,600	Touei Housing Corp. (Consumer Durables & Apparel)	36,670
800	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	34,006
2,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	16,374
47	TV Asahi Corp. (Media)	77,441
10,400	West Japan Railway Co. (Transportation)	451,894
1,390	Yamada Denki Co. Ltd. (Retailing)	94,686
2,100	Yamatake Corp. (Technology Hardware & Equipment)	45,637
800	Yamaya Corp. (Food & Staples Retailing)	10,681
6,000	YASKAWA Electric Corp. (Technology Hardware & Equipment)	50,812
24	Zappallas, Inc. (Software & Services)	24,292
8,000	Zeon Corp. (Materials)	69,095

		29,774,021

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Liechtenstein – 0.1%
659	Verwaltungs- und Privat-Bank AG (Diversified Financials)	$58,232

Netherlands – 4.2%
8,890	Heineken Holding NV (Food, Beverage & Tobacco)	363,306
49,321	ING Groep NV CVA (Diversified Financials)*	352,724
53,378	Koninklijke DSM NV (Materials)	2,467,209
4,316	Koninklijke KPN NV (Telecommunication Services)	51,521
42,162	Royal Dutch Shell PLC Class A (Energy)	1,537,538
29,406	Royal Dutch Shell PLC Class B (Energy)	1,118,542
1,195	Vastned Retail NV (REIT)	53,366

		5,944,206

New Zealand – 0.3%
44,334	Chorus Ltd. (Telecommunication Services)*	107,892
221,669	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	354,141

		462,033

Norway – 0.8%
4,461	Aker ASA Class A (Diversified Financials)	115,257
9,031	Aker Solutions ASA (Energy)	94,662
17,221	Cermaq ASA (Food, Beverage & Tobacco)*	201,658
199,624	Marine Harvest ASA (Food, Beverage & Tobacco)	86,090
15,727	Statoil ASA (Energy)	402,773
16,000	STX OSV Holdings Ltd. (Capital Goods)	14,289
6,117	Telenor ASA (Telecommunication Services)	100,097
5,545	TGS Nopec Geophysical Co. ASA (Energy)	122,467

		1,137,293

Portugal – 0.1%
50,460	Brisa Auto-Estradas de Portugal SA (Transportation)	165,950

Singapore – 1.5%
94,000	CapitaCommercial Trust (REIT)	76,498
36,000	Cityspring Infrastructure Trust (Utilities)	9,299
116,000	ComfortDelgro Corp. Ltd. (Transportation)	126,570
49,596	DBS Group Holdings Ltd. (Banks)	440,228
43,000	First Resources Ltd. (Food, Beverage & Tobacco)	50,037
13,000	Fraser and Neave Ltd. (Capital Goods)	62,059
57,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	31,406
45,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	43,822
5,000	Jardine Cycle & Carriage Ltd. (Retailing)	185,517
19,100	Keppel Corp. Ltd. (Capital Goods)	136,715
9,000	M1 Ltd. (Telecommunication Services)	17,354
9,000	SembCorp Industries Ltd. (Capital Goods)	28,071
1,000	Singapore Airlines Ltd. (Transportation)	7,826
2,000	Singapore Press Holdings Ltd. (Media)	5,685
3,000	Singapore Technologies Engineering Ltd. (Capital Goods)	6,223
146,000	Singapore Telecommunications Ltd. (Telecommunication Services)	347,735
6,000	SMRT Corp. Ltd. (Transportation)	8,180
15,000	United Overseas Bank Ltd. (Banks)	176,528
91,000	UOL Group Ltd. (Real Estate)	280,310
23,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	88,665

		2,128,728

Spain – 3.1%
262,289	Banco Santander SA (Banks)	1,981,502
16,884	Endesa SA (Utilities)	345,605
17,424	Ferrovial SA (Capital Goods)	209,537
62,866	Repsol YPF SA (Energy)	1,923,403

		4,460,047

Sweden – 3.1%
10,662	Fabege AB (Real Estate)	83,326
3,089	Industrial & Financial Systems AB Class B (Software & Services)	39,499
7,493	Kinnevik Investment AB Class B (Diversified Financials)	145,638
12,920	Saab AB Class B (Capital Goods)	266,729
19,547	Skandinaviska Enskilda Banken AB Class A (Banks)	113,412
51,719	Skanska AB Class B (Capital Goods)	853,612
13,125	Svenska Handelsbanken AB Class A (Banks)	343,948
59,378	Swedish Match AB (Food, Beverage & Tobacco)	2,103,377
28,840	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	292,455
16,445	Volvo AB Class B (Capital Goods)	179,152

		4,421,148

Switzerland – 8.1%
17,450	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	596,911
22,750	Adecco SA (Registered) (Commercial & Professional Services)*	948,135
3,094	Baloise Holding AG (Registered) (Insurance)	211,675
15,580	Credit Suisse Group AG (Registered) (Diversified Financials)*	365,167
544	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	284,681

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

32,221	GAM Holding AG (Diversified Financials)*	$348,938
696	Geberit AG (Registered) (Capital Goods)*	133,786
176	Georg Fischer AG (Registered) (Capital Goods)*	59,965
281	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	45,972
136	Intershop Holdings (Real Estate)	46,332
55,739	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,200,730
25,303	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	134,959
2,187	PSP Swiss Property AG (Registered) (Real Estate)*	182,820
762	Rieter Holding AG (Registered) (Capital Goods)*	114,146
6,710	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,134,784
43,040	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	254,792
8,153	Swiss Life Holding AG (Registered) (Insurance)*	746,721
4,735	Swiss Re AG (Insurance)*	240,726
1,091	Swisscom AG (Registered) (Telecommunication Services)	412,647
2,854	Syngenta AG (Registered) (Materials)*	838,649
9,525	UBS AG (Registered) (Diversified Financials)*	112,992
1,340	Uster Technologies AG (Capital Goods)*	58,626
187	Valora Holding AG (Registered) (Retailing)	39,039
13,333	Xstrata PLC (Materials)	202,997
3,468	Zurich Financial Services AG (Insurance)*	781,366

		11,497,556

United Kingdom – 20.6%
25,776	African Barrick Gold PLC (Materials)	183,903
31,252	AMEC PLC (Energy)	440,134
9,735	Antofagasta PLC (Materials)	184,114
46,516	Ashtead Group PLC (Capital Goods)	162,923
75,308	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,478,629
215,946	Aviva PLC (Insurance)	1,004,437
48,258	BAE Systems PLC (Capital Goods)	213,243
214,158	Barclays PLC (Banks)	586,512
8,071	Berendsen PLC (Commercial & Professional Services)	54,384
40,825	BHP Billiton PLC (Materials)	1,193,547
8,110	Big Yellow Group PLC (REIT)	30,862
57,984	Bodycote PLC (Capital Goods)	236,386
113,021	BP PLC ADR (Energy)(b)	4,830,518
813	British American Tobacco PLC (Food, Beverage & Tobacco)	38,569
45,630	Cookson Group PLC (Capital Goods)	360,128
18,565	CPP Group PLC (Commercial & Professional Services)	32,331
5,935	Cranswick PLC (Food, Beverage & Tobacco)	68,131
238,378	Drax Group PLC (Utilities)	2,016,106
40,746	Elementis PLC (Materials)	86,860
9,621	Go-Ahead Group PLC (Transportation)	206,143
27,000	Halfords Group PLC (Retailing)	121,213
33,760	Hammerson PLC (REIT)	188,520
23,355	Heritage Oil PLC (Energy)*	69,764
200,969	HSBC Holdings PLC (Banks)	1,534,208
34,548	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,307,314
60,169	Intermediate Capital Group PLC (Diversified Financials)	213,619
453,706	J Sainsbury PLC (Food & Staples Retailing)	2,133,108
14,017	John Wood Group PLC (Energy)	139,423
144,920	Kingfisher PLC (Retailing)	563,159
8,613	Lamprell PLC (Energy)	35,867
15,482	Land Securities Group PLC (REIT)	152,699
41,976	Marks & Spencer Group PLC (Retailing)	202,736
27,383	Mondi PLC (Materials)	193,424
9,966	Morgan Crucible Co. PLC (Capital Goods)	40,661
86,850	Old Mutual PLC (Insurance)	182,675
20,834	Persimmon PLC (Consumer Durables & Apparel)	151,991
1,296	Reckitt Benckiser Group PLC (Household & Personal Products)	63,919
2,478	Renishaw PLC (Technology Hardware & Equipment)	38,646
17,198	Resolution Ltd. (Insurance)	67,042
27,580	Rio Tinto PLC (Materials)	1,347,188
60,156	RSA Insurance Group PLC (Insurance)	98,208
25,213	Senior PLC (Capital Goods)	66,846
61,129	Standard Chartered PLC (Banks)	1,337,046
2,700	Victrex PLC (Materials)	45,935
86,427	Vodafone Group PLC ADR (Telecommunication Services)(b)	2,422,549
225,826	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,142,226

		29,267,846

United States – 0.6%
5,233	Synthes, Inc. (Health Care Equipment & Services)(c)	875,898

TOTAL COMMON STOCKS
(Cost $138,261,017)		$137,061,327

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Investment Companies – 0.4%
Australia – 0.4%
8,391	Challenger Infrastructure Fund Class A	$9,629
104,621	Envestra Ltd.	76,344
205,669	Hastings Diversified Utilities Fund	429,986

TOTAL INVESTMENT COMPANIES
(Cost $420,102)		$515,959

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $138,681,119)		$137,577,286

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 1.8%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,581,588	0.199%	$2,581,588
(Cost $2,581,588)

TOTAL INVESTMENTS – 98.7%
(Cost $141,262,707)		$140,158,874

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		1,863,651

NET ASSETS – 100.0%		$142,022,525

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $875,898, which represents approximately 0.6% of net assets as of December 31, 2011.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
RSP	—	Risparmio Shares

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	65	March 2012	$1,941,634	$56,147
FTSE 100 Index	10	March 2012	859,741	18,439
MSCI Singapore Index	1	January 2012	46,305	(761)
SPI 200 Index	3	March 2012	308,297	(7,120)
TSE TOPIX Index	9	March 2012	851,241	3,205

TOTAL				$69,910

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities
December 31, 2011

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium Fund	and Premium Fund	Equity Fund	Equity Fund
Assets:

Investments in unaffiliated issuers, at value (cost $745,398,167, $351,758,895, $277,583,747 and $138,681,119)(a)	$710,575,795	$290,452,836	$284,106,015	$137,577,286
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	2,894,025	2,581,588
Cash	73,038,320	—	4,516,835	3,979,710
Foreign currencies, at value (cost $0, $2,052,720, $0 and $1,043,683)	—	2,044,883	—	1,032,834
Receivables:
Fund shares sold	3,800,657	2,036,654	22,609	—
Dividends	1,494,499	617,412	213,953	222,179
Reimbursement from investment adviser	19,939	68,045	18,589	96,904
Investments sold	—	5,124,503	—	—
Futures variation margin	—	—	—	31,905
Foreign tax reclaims	—	244,367	101	83,492
Securities lending income	—	—	3,355	5,956
Due from custodian	—	—	—	19,757

Total assets	788,929,210	300,588,700	291,775,482	145,631,611

Liabilities:

Payables:
Written options, at value (premiums received $7,640,083, $3,089,731, $0 and $0)	9,919,800	3,592,201	—	—
Fund shares redeemed	665,022	5,627,956	918,355	744,799
Amounts owed to affiliates	537,039	285,861	196,261	114,682
Futures variation margin	225,840	37,848	15,767	—
Due to custodian	—	993,488	—	—
Investments purchased	—	57,921	—	69,696
Payable upon return of securities loaned	—	—	2,894,025	2,581,588
Accrued expenses and other liabilities	87,075	90,119	227,724	98,321

Total liabilities	11,434,776	10,685,394	4,252,132	3,609,086

Net Assets:

Paid-in capital	807,388,523	350,022,100	328,297,025	194,070,708
Undistributed (distributions in excess of) net investment income	435,371	(358,473)	1,053	(127,049)
Accumulated net realized gain (loss)	5,618,463	2,148,907	(47,381,534)	(50,940,300)
Net unrealized gain (loss)	(35,947,923)	(61,909,228)	6,606,806	(980,834)

NET ASSETS	$777,494,434	$289,903,306	$287,523,350	$142,022,525

Net Assets:
Class A	$70,498,721	$171,062,992	$51,064,290	$40,837,349
Class B	—	—	894,582	—
Class C	17,377,526	1,502,388	7,964,207	19,328
Institutional	688,193,683	116,023,291	227,069,783	101,164,820
Service	—	—	36,310	—
Class IR	1,424,504	1,314,635	494,178	1,028

Total Net Assets	$777,494,434	$289,903,306	$287,523,350	$142,022,525

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,507,402	25,930,660	5,138,686	6,137,177
Class B	—	—	92,846	—
Class C	1,851,901	232,375	832,362	2,913
Institutional	73,442,436	17,805,651	22,531,919	15,232,536
Service	—	—	3,628	—
Class IR	151,824	201,678	48,995	155

Net asset value, offering and redemption price per share:(b)
Class A	$9.39	$6.60	$ 9.94	$6.65
Class B	—	—	9.64	—
Class C	9.38	6.47	9.57	6.64
Institutional	9.37	6.52	10.08	6.64
Service	—	—	10.01	—
Class IR	9.38	6.52	10.09	6.64

(a)	Includes loaned securities having a market value of $2,807,608 and $2,386,552 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds is $9.94, $6.98, $10.52 and $7.04, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2011

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium Fund	and Premium Fund	Equity Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $15,454, $957,358, $0 and $495,675)	$18,612,774	$13,111,991	$6,396,593	$5,816,209
Interest	—	17,495	—	1,454
Securities lending income — affiliated issuer	—	—	28,978	183,533

Total investment income	18,612,774	13,129,486	6,425,571	6,001,196

Expenses:

Management fees	4,446,075	2,623,950	2,263,409	1,360,114
Transfer Agent fees(a)	325,785	429,712	269,410	157,146
Distribution and Service fees(a)	248,416	511,011	308,737	155,401
Custody and accounting fees	89,715	182,519	66,428	200,287
Professional fees	81,242	111,441	80,602	114,159
Registration fees	72,653	63,304	97,860	65,982
Printing and mailing costs	65,647	44,345	49,464	38,000
Trustee fees	17,251	16,599	16,554	16,174
Service share fees — Service Plan	—	—	112	—
Service share fees — Shareholder Administration Plan	—	—	112	—
Other	20,313	15,219	16,653	12,519

Total expenses	5,367,097	3,998,100	3,169,341	2,119,782

Less — expense reductions	(38,467)	(260,378)	(478,312)	(488,865)

Net expenses	5,328,630	3,737,722	2,691,029	1,630,917

NET INVESTMENT INCOME	13,284,144	9,391,764	3,734,542	4,370,279

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	36,563,749	6,135,746	24,290,625	22,003,439
Futures contracts	3,583,093	169,493	535,551	(807,790)
Foreign currency transactions	—	460,288	—	(15,527)
Written options	17,799,326	12,659,763	—	—
Net change in unrealized gain (loss) on:
Investments	(38,478,102)	(75,213,836)	(19,814,749)	(48,138,548)
Futures contracts	907,806	77,627	(11,576)	83,536
Foreign currency translation	—	(380,184)	—	(67,312)
Written options	(1,526,568)	(803,393)	—	—

Net realized and unrealized gain (loss)	18,849,304	(56,894,496)	4,999,851	(26,942,202)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,133,448	$(47,502,732)	$8,734,393	$(22,571,923)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$112,857	$—	$135,559	$85,772	$—	$25,756	$213,484	$—	$773
International Equity Dividend and Premium	496,417	—	14,594	377,279	—	2,773	49,543	—	117
Structured Tax-Managed Equity	208,248	12,678	87,811	158,270	2,409	16,684	91,968	18	61
Structured International Tax-Managed Equity	155,173	—	228	117,932	—	43	39,169	—	2

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$13,284,144	$8,867,852
Net realized gain	57,946,168	47,129,238
Net change in unrealized gain (loss)	(39,096,864)	(2,658,048)

Net increase (decrease) in net assets resulting from operations	32,133,448	53,339,042

Distributions to shareholders:

From net investment income
Class A Shares	(984,531)	(1,543,084)
Class B Shares	—	—
Class C Shares	(183,459)	(98,109)
Institutional Shares	(13,404,374)	(5,512,691)
Service Shares	—	—
Class IR Shares(a)	(10,870)	(11)
From net realized gains
Class A Shares	(1,734,528)	—
Class C Shares	(429,956)	—
Institutional Shares	(16,786,388)	—
Class IR Shares(a)	(17,446)	—

Total distributions to shareholders	(33,551,552)	(7,153,895)

From share transactions:

Proceeds from sales of shares	433,976,555	313,986,668
Reinvestment of distributions	28,446,394	4,124,471
Cost of shares redeemed	(139,506,635)	(204,625,688)

Net increase (decrease) in net assets resulting from share transactions	322,916,314	113,485,451

TOTAL INCREASE (DECREASE)	321,498,210	159,670,598

Net assets:

Beginning of year	455,996,224	296,325,626

End of year	$777,494,434	$455,996,224

Undistributed (distributions in excess of) net investment income	$435,371	$1,820,225

(a)	Commenced operations on August 31, 2010.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and		Structured Tax-Managed		Structured International Tax-Managed
Premium Fund		Equity Fund		Equity Fund
For the	For the	For the	For the	For the	For the
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

$9,391,764	$3,626,905	$3,734,542	$2,658,467	$4,370,279	$2,578,212
19,425,290	8,409,387	24,826,176	27,364,705	21,180,122	1,243,530
(76,319,786)	7,478,224	(19,826,325)	6,278,135	(48,122,324)	9,288,935

(47,502,732)	19,514,516	8,734,393	36,301,307	(22,571,923)	13,110,677

(5,792,943)	(2,033,786)	(449,162)	(664,324)	(1,212,372)	(1,299,890)
—	—	(1,697)	—	—	—
(32,511)	(14,873)	(23,948)	—	(413)	(273)
(4,224,385)	(1,307,429)	(3,381,300)	(2,170,745)	(3,365,439)	(1,748,406)
—	—	(311)	(429)	—	—
(166)	(6)	(16)	(12)	(33)	(24)

(9,660,352)	(2,113,127)	—	—	—	—
(76,476)	(19,574)	—	—	—	—
(6,254,691)	(1,349,612)	—	—	—	—
(1,806)	(17)	—	—	—	—

(26,043,330)	(6,838,424)	(3,856,434)	(2,835,510)	(4,578,257)	(3,048,593)

212,956,436	172,198,853	92,300,453	93,120,509	65,285,477	57,415,628
25,568,327	5,570,933	3,818,158	2,749,975	4,574,927	2,968,588
(132,417,462)	(37,562,027)	(117,208,378)	(62,719,616)	(62,170,343)	(39,599,164)

106,107,301	140,207,759	(21,089,767)	33,150,868	7,690,061	20,785,052

32,561,239	152,883,851	(16,211,808)	66,616,665	(19,460,119)	30,847,136

257,342,067	104,458,216	303,735,158	237,118,493	161,482,644	130,635,508

$289,903,306	$257,342,067	$287,523,350	$303,735,158	$142,022,525	$161,482,644

$(358,473)	$(738,669)	$1,053	$4,385	$(127,049)	$(480,605)

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$9.38	$0.18	(c)	$0.27	$0.45	$(0.19)	$(0.25)	$(0.44)
2011 - C	9.38	0.11	(c)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(c)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(c)	0.26	0.47	(0.22)	(0.25)	(0.47)

2010 - A	8.29	0.16	(d)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(d)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(d)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(d)	1.30	1.41	(0.09)	—	(0.09)

2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	(0.16)

2008 - A	10.34	0.19		(3.46)	(3.27)	(0.19)	(0.02)	(0.21)
2008 - C	10.35	0.12		(3.46)	(3.34)	(0.12)	(0.02)	(0.14)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)	(0.23)	(0.02)	(0.25)

2007 - A	10.97	0.29	(f)	0.05	0.34	(0.29)	(0.68)	(0.97)
2007 - C	10.99	0.20	(f)	0.06	0.26	(0.22)	(0.68)	(0.90)
2007 - Institutional	10.97	0.33	(f)	0.06	0.39	(0.34)	(0.68)	(1.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which equal $0.01 per share and 0.12% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which equal $0.05 per share and 0.56% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from non-recurring special dividends which equal $0.05 per share and 0.43% of average net assets.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$9.39	4.90%	$70,499	1.24%	1.25%	1.94	%(c)	90%
9.38	4.03	17,378	1.99	2.00	1.14	(c)	90
9.37	5.31	688,194	0.84	0.85	2.29	(c)	90
9.38	5.05	1,425	0.99	1.00	2.20	(c)	90

9.38	15.07	37,112	1.24	1.26	1.84	(d)	140
9.38	14.32	10,851	1.99	2.01	1.52	(d)	140
9.36	15.53	408,032	0.84	0.86	2.95	(d)	140
9.38	17.53	1	0.99 (e)	1.01 (e)	4.04	(d)(e)	140

8.29	23.03	139,340	1.24	1.30	1.85		125
8.29	21.93	9,540	1.99	2.05	1.10		125
8.28	23.55	147,446	0.84	0.90	2.30		125

6.86	(31.86)	115,172	1.24	1.29	2.12		61
6.87	(32.36)	8,577	1.99	2.04	1.37		61
6.85	(31.65)	75,190	0.84	0.89	2.62		61

10.34	2.99	240,787	1.24	1.26	2.57	(f)	53
10.35	2.19	16,209	1.99	2.01	1.78	(f)	53
10.34	3.39	82,388	0.84	0.86	2.90	(f)	53

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholder

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$8.17	$0.21	(b)	$(1.20)	$(0.99)	$(0.23)	$(0.35)	$—	$(0.58)
2011 - C	8.02	0.16	(b)	(1.19)	(1.03)	(0.17)	(0.35)	—	(0.52)
2011 - Institutional	8.07	0.24	(b)	(1.18)	(0.94)	(0.26)	(0.35)	—	(0.61)
2011 - IR	8.06	0.24	(b)	(1.18)	(0.94)	(0.25)	(0.35)	—	(0.60)

2010 - A	7.86	0.16	(c)	0.41	0.57	(0.14)	(0.12)	—	(0.26)
2010 - C	7.73	0.10	(c)	0.41	0.51	(0.10)	(0.12)	—	(0.22)
2010 - Institutional	7.76	0.18	(c)	0.42	0.60	(0.17)	(0.12)	—	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(c)	1.10	1.14	(0.04)	(0.12)	—	(0.16)

2009 - A	6.36	0.09	(c)	1.53	1.62	(0.12)	—	—	(0.12)
2009 - C	6.28	0.02	(c)	1.52	1.54	(0.09)	—	—	(0.09)
2009 - Institutional	6.30	0.14	(c)	1.47	1.61	(0.15)	—	—	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.18	(c)	(3.55)	(3.37)	(0.21)	—	(0.06)	(0.27)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(c)	(3.66)	(3.51)	(0.15)	—	(0.06)	(0.21)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(c)	(3.73)	(3.42)	(0.22)	—	(0.06)	(0.28)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Includes income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$6.60	(12.44)%	$171,063	1.30%		1.38%		2.74	%(b)	51%
6.47	(13.06)	1,502	2.05		2.13		1.87	(b)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(b)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(b)	51

8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(d)	1.20	(d)	1.48	(d)	41

7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

6.36	(34.60)	9,673	1.30	(d)	3.50	(d)	2.71	(d)	130
6.28	(35.82)	23	2.05	(d)	4.25	(d)	2.20	(d)	130
6.30	(34.98)	12,275	0.90	(d)	3.10	(d)	4.05	(d)	130

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment	From	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$9.73	$0.09	(c)	$0.20	$0.29	$(0.08)	$—	$(0.08)
2011 - B	9.44	0.01	(c)	0.21	0.22	(0.02)	—	(0.02)
2011 - C	9.39	0.01	(c)	0.20	0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(c)	0.21	0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(c)	0.22	0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(c)	0.23	0.33	(0.13)	—	(0.13)

2010 - A	8.64	0.08		1.08	1.16	(0.07)	—	(0.07)
2010 - B	8.38	0.01		1.05	1.06	—	—	—
2010 - C	8.33	0.01		1.05	1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11	1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09	1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78	1.81	(0.10)	—	(0.10)

2009 - A	7.20	0.09	(e)	1.45	1.54	(0.10)	—	(0.10)
2009 - B	6.97	0.04	(e)	1.39	1.43	(0.02)	—	(0.02)
2009 - C	6.94	0.04	(e)	1.39	1.43	(0.04)	—	(0.04)
2009 - Institutional	7.31	0.14	(e)	1.47	1.61	(0.14)	—	(0.14)
2009 - Service	7.26	0.09	(e)	1.46	1.55	(0.09)	—	(0.09)

2008 - A	11.50	0.08		(4.31)	(4.23)	(0.07)	—	(0.07)
2008 - B	11.10	—	(f)	(4.13)	(4.13)	—	—	—
2008 - C	11.06	0.01		(4.13)	(4.12)	—	—	—
2008 - Institutional	11.69	0.12		(4.38)	(4.26)	(0.12)	—	(0.12)
2008 - Service	11.49	0.06		(4.29)	(4.23)	—	—	—

2007 - A	11.72	0.08		(0.20)	(0.12)	(0.07)	(0.03)	(0.10)
2007 - B	11.30	(0.01)		(0.19)	(0.20)	—	—	—
2007 - C	11.27	(0.01)		(0.19)	(0.20)	(0.01)	— (f)	(0.01)
2007 - Institutional	11.91	0.13		(0.21)	(0.08)	(0.10)	(0.04)	(0.14)
2007 - Service	11.70	0.07		(0.20)	(0.13)	(0.06)	(0.02)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.01% of average net assets.
(f)	Amount is less than $0.005 per share.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$9.94	3.02%	$51,064	1.09%	1.24%	0.85	%(c)	99%
9.64	2.18	895	1.84	1.99	0.12	(c)	99
9.57	2.22	7,964	1.84	1.99	0.14	(c)	99
10.08	3.43	227,070	0.69	0.84	1.31	(c)	99
10.01	2.92	36	1.19	1.34	0.72	(c)	99
10.09	3.35	494	0.84	0.99	1.01	(c)	99

9.73	13.46	91,857	1.09	1.25	0.82		200
9.44	12.65	1,539	1.84	2.00	0.08		200
9.39	12.59	9,484	1.84	2.00	0.07		200
9.89	14.04	200,795	0.69	0.85	1.22		200
9.81	13.34	59	1.19	1.35	0.69		200
9.89	22.18	1	0.84 (d)	1.00 (d)	0.97	(d)	200

8.64	21.43	90,909	1.09	1.28	1.37	(e)	352
8.38	20.48	2,259	1.84	2.03	0.62	(e)	352
8.33	20.56	10,887	1.84	2.03	0.63	(e)	352
8.78	21.90	133,016	0.69	0.88	1.88	(e)	352
8.72	21.41	48	1.19	1.38	1.28	(e)	352

7.20	(36.66)	112,426	1.09	1.27	0.81		153
6.97	(37.13)	5,169	1.84	2.02	(0.02)		153
6.94	(37.08)	13,977	1.84	2.02	0.06		153
7.31	(36.34)	67,367	0.69	0.87	1.27		153
7.26	(36.74)	55	1.19	1.37	0.57		153

11.50	(0.92)	241,192	1.10	1.24	0.65		73
11.10	(1.77)	20,010	1.85	1.99	(0.11)		73
11.06	(1.75)	30,008	1.85	1.99	(0.10)		73
11.69	(0.65)	63,913	0.70	0.84	1.05		73
11.49	(1.10)	400	1.20	1.34	0.55		73

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$7.90	$0.20	(b)(c)	$(1.25)	$(1.05)	$(0.20)
2011 - C	7.88	0.13	(b)(c)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(b)(c)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(b)(c)	(1.24)	(1.04)	(0.22)

2010 - A	7.40	0.13	(b)	0.51	0.64	(0.14)
2010 - C	7.39	0.08	(b)	0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15	(b)	0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03	(b)	1.21	1.24	(0.16)

2009 - A	6.07	0.13	(b)	1.32	1.45	(0.12)
2009 - C	6.06	0.09	(b)	1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15	(b)	1.33	1.48	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)	(0.17)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)	(0.13)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Annualized.

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$6.65	(13.33)%	$40,837	1.26%		1.57%		2.60	%(c)	88%
6.64	(13.88)	19	2.01		2.32		1.72	(c)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(c)	88
6.64	(13.11)	1	1.01		1.32		2.68	(c)	88

7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(d)	1.31	(d)	1.26	(d)	70

7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

6.07	(37.56)	71,917	1.26	(d)	1.80	(d)	2.53	(d)	243
6.06	(38.02)	8	2.01	(d)	2.55	(d)	1.83	(d)	243
6.06	(37.40)	17,652	0.86	(d)	1.40	(d)	2.05	(d)	243

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

U.S. Equity Dividend and Premium,
International Equity Dividend and Premium,
Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified

Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, and Class IR Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service, and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

U.S. Equity Dividend and Premium, and International Equity Dividend and Premium	Quarterly	Annually

Structured Tax-Managed Equity and Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

F. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

G. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. The Funds’ maximum exposure to purchased options is limited to the premium initially paid. Purchased over the

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.
Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Funds write (sell) S&P 500 Index, MSCI EAFE Index or related exchange traded fund (“ETF”) call options, they receive cash but limit their opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the Funds could significantly underperform the market. The Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining or relatively flat markets, but the Funds will continue to bear the risk of a decline in the value of the securities held in their portfolios. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Funds will likely also experience sharp declines in their net asset values.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

U.S. EQUITY DIVIDEND AND PREMIUM
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$710,575,795	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$1,154,166	$—	$—

Liabilities
Written Options	$(9,919,800)	$—	$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$16,862,206	$273,590,630 (b)	$—

Derivative Type

Liabilities
Futures Contracts(a)	$(62,973)	$—	$—
Written Options	(3,592,201)	—	$—

Total	$(3,655,174)	$—	$—

STRUCTURED TAX-MANAGED EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$284,106,015	$—	$—
Securities Lending Reinvestment Vehicle	2,894,025	—	—

Total	$287,000,040	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$84,538	$—	$—

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$7,867,254	$129,710,032 (b)	$—
Securities Lending Reinvestment Vehicle	2,581,588	—	—

Total	$10,448,842	$129,710,032	$—

Derivative Type

Assets
Futures Contracts(a)	$77,791	$—	$—

Liabilities
Futures Contracts(a)	$(7,881)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets(a)	Location	Liabilities
U.S. Equity Dividend and Premium	Equity	Receivable for futures variation margin	$1,154,166	Payable for written options	$(9,919,800)

International Equity Dividend and Premium	Equity	—	—	Payable for futures variation margin, Payable for written options	(3,655,174	)(a)

Structured Tax-Managed Equity	Equity	Receivable for futures variation margin	84,538	—	—

Structured International Tax-Managed Equity	Equity	Receivable for futures variation margin	77,791	Payable for futures variation margin	(7,881	)(a)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

		Statements of	Net	Net Change in	Average
		Operations	Realized	Unrealized	Number of
Fund	Risk	Location	Gain (Loss)	Gain (Loss)	Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$21,382,419	$(618,762)	2,085

International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	12,829,256	(725,766)	2,026

Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	535,551	(11,576)	101

Structured International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(807,790)	83,536	74

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.75%

International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81

Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.65 *

Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.81 *

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended December 31, 2011, Goldman Sachs advised that it retained front end sales charges of $24,500, $2,200, $1,800, and $500 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C and Class IR shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds are 0.054%, 0.054%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Other		Total
	Management	Expense	Custody Fee	Expense
Fund	Fee Waiver	Reimbursement	Credits	Reductions

U.S. Equity Dividend and Premium	$—	$26	$12	$38

International Equity Dividend and Premium	—	258	2	260

Structured Tax-Managed Equity	162	314	2	478

Structured International Tax-Managed Equity	64	425	— *	489

*	Amount rounds to less than $500.

As of December 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

U.S. Equity Dividend and Premium	$473	$28	$36	$537

International Equity Dividend and Premium	211	41	34	286

Structured Tax-Managed Equity	160	19	17	196

Structured International Tax-Managed Equity	96	9	10	115

G. Line of Credit Facility — As of December 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $17,300, $54,200, $3,900 and $6,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2011, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs
	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
Fund	Portfolio	Portfolio

U.S. Equity Dividend and Premium	11%	—%

International Equity Dividend and Premium	14	—

Structured Tax-Managed Equity	—	75

Structured International Tax-Managed Equity	—	62

As of December 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 37% and 100% of the Class C and Class IR Shares of the Structured International Tax-Managed Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were as follows:

Fund	Purchases	Sales

U.S. Equity Dividend and Premium	$790,957,825	$500,410,824

International Equity Dividend and Premium	284,551,338	155,082,348

Structured Tax-Managed Equity	312,307,375	325,758,017

Structured International Tax-Managed Equity	144,919,121	138,332,156

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

7. SECURITIES LENDING (continued)

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2011, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2011		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	December 31, 2011

Structured Tax-Managed Equity	$3,205	$5,655	$1,024,425

Structured International Tax-Managed Equity	20,383	3,859	556,541

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended December 31, 2011 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at
Fund	of Year	Bought	Sold	End of Year	End of Year

Structured Tax-Managed Equity	3,021	26,686	(26,813)	2,894	$2,894

Structured International Tax-Managed Equity	685	45,304	(43,407)	2,582	2,582

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium	and Premium	Equity	Equity

Distributions paid from:
Ordinary income	$19,733,722	$16,193,998	$3,856,434	$4,578,257
Net long-term capital gains	13,817,830	9,849,332	—	—

Total taxable distributions	$33,551,552	$26,043,330	$3,856,434	$4,578,257

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium	and Premium	Equity	Equity

Distributions paid from:
Ordinary income	$7,153,895	$5,330,594	$2,835,510	$3,048,593
Net long-term capital gains	—	1,507,830	—	—

Total taxable distributions	$7,153,895	$6,838,424	$2,835,510	$3,048,593

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax- Managed	Tax-Managed
	Premium	and Premium	Equity	Equity

Undistributed ordinary income — net	$2,903,261	$2,382,705	$—	$—
Undistributed long-term capital gains	3,724,577	—	—	—

Total undistributed earnings	$6,627,838	$2,382,705	$—	$—

Capital loss carryovers:(1)(2)
Expiring 2016	—	—	(47,243,753)	(18,938,160)
Expiring 2017	—	—	—	(31,387,420)

Total capital loss carryovers	$—	$—	$(47,243,753)	$(50,325,580)

Timing differences (late year ordinary loss and post October losses deferrals)	$—	$(705,273)	$—	$(610,741)
Unrealized gains (losses) — net	(36,521,927)	(61,796,226)	6,470,078	(1,111,862)

Total accumulated losses — net	$(29,894,089)	$(60,118,794)	$(40,773,675)	$(52,048,183)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The U.S. Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds utilized $28,646,302, $9,407,857 and $21,217,792, respectively, of capital losses in the current fiscal year.

As of December 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium	and Premium	Equity	Equity

Tax cost	$747,097,722	$351,892,095	$280,529,962	$141,375,296

Gross unrealized gain	30,216,649	4,458,521	22,687,572	11,464,918
Gross unrealized loss	(66,738,576)	(65,897,780	(16,217,494)	(12,681,340)

Net unrealized security gain (loss)	$(36,521,927)	$(61,439,259)	$6,470,078	$(1,216,422)

Net unrealized gain (loss) on other investments	—	(356,967)	—	104,560

Net unrealized gain (loss)	$(36,521,927)	$(61,796,226)	$6,470,078	$(1,111,862)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

8. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions, taxable overdistributions, and the difference in the tax treatment of foreign currency transactions and passive foreign investment companies.

		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
Fund	Capital	Gain (Loss)	Income (Loss)

U.S. Dividend and Equity Premium	$1,322,449	$(1,236,685)	$(85,764)

International Equity Dividend and Equity Premium	—	(1,038,437)	1,038,437

Structured Tax-Managed Equity	(118,787)	227	118,560

Structured International Tax-Managed Equity	(2,605)	(558,929)	561,534

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The Amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,034,611	$47,735,466	5,296,503	$45,376,174
Reinvestment of distributions	271,083	2,543,488	121,730	1,023,403
Shares redeemed	(1,754,202)	(16,703,785)	(18,274,420)	(151,627,631)

	3,551,492	33,575,169	(12,856,187)	(105,228,054)

Class C Shares
Shares sold	948,910	8,964,580	286,614	2,495,162
Reinvestment of distributions	47,542	446,168	7,732	66,389
Shares redeemed	(301,720)	(2,865,465)	(287,661)	(2,471,543)

	694,732	6,545,283	6,685	90,008

Institutional Shares
Shares sold	39,901,744	375,663,570	31,310,981	266,114,332
Reinvestment of distributions	2,715,856	25,428,422	349,028	3,034,668
Shares redeemed	(12,771,237)	(119,713,218)	(5,881,068)	(50,526,514)

	29,846,363	281,378,774	25,778,941	218,622,486

Class IR Shares(a)
Shares sold	171,919	1,612,939	124	1,000
Reinvestment of distributions	3,022	28,316	1	11
Shares redeemed	(23,242)	(224,167)	—	—

	151,699	1,417,088	125	1,011

NET INCREASE	34,244,286	$322,916,314	12,929,564	$113,485,451

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,114,007	$135,091,644	14,002,520	$107,874,231
Reinvestment of distributions	2,205,555	15,375,720	432,649	3,301,536
Shares redeemed	(12,767,792)	(93,244,086)	(3,668,343)	(27,952,333)

	6,551,770	57,223,278	10,766,826	83,223,434

Class C Shares
Shares sold	77,101	586,048	55,054	398,973
Reinvestment of distributions	16,031	108,672	4,612	34,394
Shares redeemed	(28,074)	(200,023)	(8,071)	(59,800)

	65,058	494,697	51,595	373,567

Institutional Shares
Shares sold	9,709,686	75,989,781	8,455,414	63,924,649
Reinvestment of distributions	1,463,387	10,081,963	292,978	2,234,981
Shares redeemed	(5,467,904)	(38,973,338)	(1,269,540)	(9,549,894)

	5,705,169	47,098,406	7,478,852	56,609,736

Class IR Shares(a)
Shares sold	201,232	1,288,963	141	1,000
Reinvestment of distributions	304	1,972	3	22
Shares redeemed	(2)	(15)	—	—

	201,534	1,290,920	144	1,022

NET INCREASE	12,523,531	$106,107,301	18,297,417	$140,207,759

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2011

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,041,667	$20,656,520	3,002,710	$26,708,035
Shares converted from Class B(a)	13,942	134,991	26,552	237,830
Reinvestment of distributions	42,185	422,268	66,620	636,219
Shares redeemed	(6,396,722)	(63,088,946)	(4,181,448)	(37,015,595)

	(4,298,928)	(41,875,167)	(1,085,566)	(9,433,511)

Class B Shares
Shares sold	2,179	21,438	657	5,805
Shares converted to Class A(a)	(14,379)	(134,991)	(27,448)	(237,830)
Reinvestment of distributions	118	1,149	—	—
Shares redeemed	(58,099)	(564,734)	(79,734)	(685,479)

	(70,181)	(677,138)	(106,525)	(917,504)

Class C Shares
Shares sold	30,513	296,816	25,110	212,973
Reinvestment of distributions	2,217	21,373	—	—
Shares redeemed	(210,523)	(2,026,377)	(321,412)	(2,725,624)

	(177,793)	(1,708,188)	(296,302)	(2,512,651)

Institutional Shares
Shares sold	7,003,605	70,818,719	7,379,406	66,178,376
Reinvestment of distributions	332,319	3,373,040	217,882	2,113,451
Shares redeemed	(5,108,403)	(51,492,038)	(2,451,216)	(22,284,129)

	2,227,521	22,699,721	5,146,072	46,007,698

Service Shares
Shares sold	—	—	1,577	14,320
Reinvestment of distributions	31	312	31	293
Shares redeemed	(2,431)	(25,951)	(1,030)	(8,789)

	(2,400)	(25,639)	578	5,824

Class IR Shares(b)
Shares sold	49,908	506,960	122	1,000
Reinvestment of distributions	2	16	2	12
Shares redeemed	(1,039)	(10,332)	—	—

	48,871	496,644	124	1,012

NET INCREASE (DECREASE)	(2,272,910)	$(21,089,767)	3,658,381	$33,150,868

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,840,464	$22,472,607	3,405,117	$26,064,272
Reinvestment of distributions	182,911	1,209,042	155,996	1,219,886
Shares redeemed	(6,490,831)	(48,739,971)	(4,429,118)	(32,956,454)

	(3,467,456)	(25,058,322)	(868,005)	(5,672,296)

Class C Shares
Shares sold	2	15	1,942	13,338
Reinvestment of distributions	63	413	35	273
Shares redeemed	(159)	(1,015)	(4)	(28)

	(94)	(587)	1,973	13,583

Institutional Shares
Shares sold	5,693,236	42,812,843	4,310,686	31,337,018
Reinvestment of distributions	510,688	3,365,439	223,581	1,748,406
Shares redeemed	(1,810,186)	(13,429,345)	(885,806)	(6,642,682)

	4,393,738	32,748,937	3,648,461	26,442,742

Class IR Shares(a)
Shares sold	2	12	147	1,000
Reinvestment of distributions	5	33	3	23
Shares redeemed	(2)	(12)	—	—

	5	33	150	1,023

NET INCREASE	926,193	$7,690,061	2,782,579	$20,785,052

(a)	Commenced operations on August 31, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Structured International Tax-Managed Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2012

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*
Class A
Actual	$1,000	$991.30		$6.22	$1,000	$830.90		$6.00	$1,000	$946.60		$5.40	$1,000	$826.00		$5.85
Hypothetical 5% return	1,000	1,018.95	+	6.31	1,000	1,018.65	+	6.61	1,000	1,019.66	+	5.60	1,000	1,018.80	+	6.46

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	941.90		9.06	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.88	+	9.40	N/A	N/A		N/A

Class C
Actual	1,000	987.50		9.97	1,000	828.10		9.45	1,000	942.90		9.01	1,000	824.50		9.29
Hypothetical 5% return	1,000	1,015.17	+	10.11	1,000	1,014.87	+	10.41	1,000	1,015.93	+	9.35	1,000	1,015.02	+	10.26

Institutional
Actual	1,000	993.10		4.22	1,000	833.00		4.16	1,000	948.90		3.39	1,000	827.80		3.96
Hypothetical 5% return	1,000	1,020.97	+	4.28	1,000	1,020.67	+	4.58	1,000	1,021.73	+	3.52	1,000	1,020.87	+	4.38

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	946.20		5.84	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,019.21	+	6.06	N/A	N/A		N/A

Class IR
Actual	1,000	992.40		4.97	1,000	832.60		4.80	1,000	948.20		4.08	1,000	828.00		4.33
Hypothetical 5% return	1,000	1,020.21	+	5.04	1,000	1,019.96	+	5.30	1,000	1,021.02	+	4.23	1,000	1,020.47	+	4.79

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

U.S. Equity Dividend and Premium	1.24%	N/A	1.99%	0.84%	N/A	0.99%
International Equity Dividend and Premium	1.30%	N/A	2.05%	0.90%	N/A	1.05%
Structured Tax-Managed Equity	1.09%	1.84%	1.84%	0.69%	1.19%	0.84%
Structured International Tax-Managed Equity Fund	1.26%	N/A	2.01%	0.86%	N/A	1.01%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2011, the Trust consisted of 90 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured Tax-Advantaged Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 97.20% and 100% of the dividends paid from net investment company taxable income by the Goldman Sachs U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2011 tax year, the Goldman Sachs International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Goldman Sachs International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2771 and $0.2093 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Goldman Sachs International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds during the year from foreign sources was 58.36% and 87.87%, respectively. The total amount of taxes paid by the Goldman Sachs International Equity Dividend and Premium and International Structured Tax-Managed Equity Funds to such countries was $0.0205 and $0.0188 per share, respectively.

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $14,658,364 and $9,849,332, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2011. Of the amounts designated by the Goldman Sachs U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, $14,551,537 and $9,849,332, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

During the fiscal year ended December 31, 2011, the Goldman Sachs U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $5,636,639 and $6,163,596, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $705.8 billion in assets under management as of December 31, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 68260.MF.MED.TMPL/2/2012 TAXADVAR12 / 11K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,335,592	$2,051,975	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$107,725	Other attest services.

Tax Fees:

• PwC	$770,411	$706,270	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $806,411 and $813,995 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2011. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 2, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 2, 2012